                                                                   EXHIBIT 10.19
                                                                   -------------













                              LICENSE AGREEMENT

                                    BETWEEN

                        TOMMY HILFIGER LICENSING, INC.

                                      AND

                             T.H.M.J. INCORPORATED

PREMISES..................................................................   1
ARTICLE 1. DEFINITIONS....................................................   1
1.1   Affiliates of Licensee..............................................   1
1.2   Annual Period.......................................................   1
1.4   Concessions.........................................................   1
1.5   Close-Outs..........................................................   1
1.8   Gross Sales.........................................................   2
1.9   Guaranteed Minimum Royalty..........................................   2
1.10  Inventory...........................................................   2
1.11  Inventory Schedule..................................................   2
1.13  Labels..............................................................   2
1.14  Licensed Products...................................................   2
1.16  Minimum Sales Level.................................................   2
1.17  Net Sales...........................................................   2
1.19  Percentage Royalty..................................................   3
1.22  Retail Stores.......................................................   3
1.23  Seasonal Collections................................................   3
1.24  Seconds.............................................................   3
1.26  Subcontractor.......................................................   3
1.27  Supplier............................................................   3
1.28  Term................................................................   4
1.29  Territory...........................................................   4
1.30  Third Party Manufacturer............................................   4
1.31  Trade Secrets.......................................................   4
1.32  Trademarks..........................................................   4
ARTICLE 2. GRANT..........................................................   4
2.1   License.............................................................   4
2.2   Reservations........................................................   4
ARTICLE 3. TERM OF THE AGREEMENT..........................................   5
3.1   Term................................................................   5
ARTICLE 4.  ORGANIZATION..................................................   6
4.1   Organization........................................................   6
ARTICLE 5. APPROVALS......................................................   6
5.1   Approvals...........................................................   6
ARTICLE 6. DESIGN AND MANUFACTURING.......................................   7
6.1   Design and Production Plan..........................................   7
6.2   Overall Commitment to Quality.......................................   7
6.3   Samples of Extension Products.......................................   7
6.4   Non-Conforming Products.............................................   7
6.5   Withdrawal of Approval..............................................   8
6.6   Assistance by Hilfiger..............................................   8
6.7   Ownership of Designs................................................   8

6.8   Cost of Designs.....................................................   9
6.9   Code of Conduct.....................................................   9
6.10  Monitoring Program..................................................   9
6.11  Third Party Manufacturing Agreement.................................  10
6.12  Information About Third Party Manufacturers, Etc....................  10
6.13  Compliance with Applicable Laws - Generally.........................  11
6.14  Inspection of Facilities............................................  11
6.15  Meetings............................................................  11
ARTICLE 7. SALES AND MARKETING............................................  11
7.1   Best Efforts........................................................  11
7.2   INTENTIONALLY OMITTED...............................................  12
7.3   Certification.......................................................  12
7.4   Sales/Marketing Plans...............................................  12
7.5   Minimum Sales Levels................................................  12
7.6   Certain Sales Excluded..............................................  13
7.7   Approved Customers..................................................  13
7.8   Prohibited Sales....................................................  14
7.9   Showrooms and In-Store Shops........................................  14
7.10  Disposal of Seconds and Close-Outs..................................  15
ARTICLE 8. ADVERTISING....................................................  16
8.1   Advertising and Advertising Plans.  ................................  16
8.2   Advertising Expeditures.............................................  16
8.3   Approval of Packaging, Labeling and Advertising.....................  18
8.4   Use of Trademark on Invoices, etc...................................  18
8.5   Launch..............................................................  19
8.6   Trade Shows.........................................................  19
8.7   Public Announcements................................................  19
ARTICLE 9. ROYALTIES AND RELATED FEES.....................................  19
9.1   Guaranteed Minimum Royalty..........................................  19
9.2   Percentage Royalty..................................................  20
9.3   Royalty Statements..................................................  20
9.5   No Set-Off..........................................................  21
ARTICLE 10. MANNER OF PAYMENT, INTEREST, BOOKS AND RECORDS,
      INSPECTION..........................................................  21
10.1  Manner of Payment...................................................  21
10.2  Interest on Late Payments...........................................  21
10.3  Taxes...............................................................  21
10.4  Books and Records...................................................  21
10.5  Underpayments.......................................................  22
10.6  Financial Statements................................................  22
ARTICLE 11. REPRESENTATIONS AND WARRANTIES ...............................  23
11.1  Representations and Warranties of Licensee..........................  23
ARTICLE 12. CONFIDENTIALITY AND HIRING OF EMPLOYEES.......................  23

12.1  Confidentiality.....................................................  23
12.2  Hiring of Hilfiger's Employees......................................  24
ARTICLE 13. TRADEMARKS AND COPYRIGHTS.....................................  24
13.1  Rights to the Trademark.............................................  24
13.2  Protecting the Trademarks...........................................  24
13.3  Compliance with Notice and Other Requirements.......................  24
13.4  Ownership of Copyrights.............................................  24
13.5  Infringement........................................................  25
13.6  Counterfeit Protection..............................................  25
13.7  Use of Other Trademarks.............................................  25
13.8  Use of Trademarks on Invoices, etc..................................  26
13.9  Monitoring..........................................................  26
ARTICLE 14. INSOLVENCY....................................................  26
14.1  Effect of Proceeding in Bankruptcy, etc.............................  26
14.2  Rights Personal.....................................................  26
14.3  Trustee in Bankruptcy...............................................  26
ARTICLE 15. EXPIRATION AND TERMINATION....................................  26
15.1  Other Rights Unaffected.............................................  27
15.2  Termination Without Right to Cure...................................  27
15.3  Termination with Right to Cure......................................  27
15.4  Effect of Expiration or Termination.................................  28
15.6  Freedom to License..................................................  30
15.7  Royalty Payments on Termination.....................................  30
ARTICLE 16. RELATIONSHIP BETWEEN THE PARTIES..............................  30
16.1  No Agency...........................................................  31
ARTICLE 17. THE STORES....................................................  32
17.1  Design of the Stores................................................  32
17.2  Construction........................................................  32
17.3  Costs...............................................................  32
17.4  Maintenance.........................................................  32
17.5  Alterations.........................................................  33
17.6  Future Renovations..................................................  33
17.7  Store Appearance....................................................  33
17.8  Quality.............................................................  32
17.9  Inventories.........................................................  32
17.10 Exclusivity.........................................................  32
17.11 Packaging...........................................................  32
17.12 Store Specifications................................................  32
17.13 Visits By Licensor..................................................  33
17.14 Image...............................................................  33
17.15 Permits.............................................................  33
17.16 Expenses............................................................  33
17.17 Business Practices..................................................  33

17.18 Type of Sales.......................................................  33
17.19 Employee Attire.....................................................  34
17.20 Inspections.........................................................  34
ARTICLE 18. INDEMNIFICATION AND INSURANCE.................................  35
18.1  Indemnification by Licensee.........................................  35
18.2  Notice of Suit or Claim.............................................  35
18.3  Indemnification by Hilfiger.........................................  35
ARTICLE 19. NOTICES.......................................................  36
19.1  Manner of Notice....................................................  36
ARTICLE 20. SUSPENSION OF OBLIGATIONS.....................................  37
20.1  Suspension of Obligations (Force Majeure)...........................  37
ARTICLE 21. MISCELLANEOUS.................................................  37
21.1  Benefit.............................................................  37
21.2  Entire Agreement; Amendment.........................................  37
21.3  Non-Waiver..........................................................  37
21.4  No Assignment Without Consent.......................................  37
21.5  Sale of Assets......................................................  38
21.6  Sale of Stock/Interest..............................................  38
21.7  Assignment by Hilfiger..............................................  38
21.8  Public Offering.....................................................  38
21.9  Severability........................................................  38
21.10 Governing Law.......................................................  39
21.11 Jurisdiction........................................................  39
21.12 Exhibits............................................................  39
21.13 Headings............................................................  39
21.14 Counterparts........................................................  40

EXHIBITS

EXHIBIT A      TRADEMARKS
EXHIBIT B      LICENSED PRODUCTS
EXHIBIT C      ORGANIZATION CHART
EXHIBIT D      DESIGN AND PRODUCTION PLAN
EXHIBIT E      APPROVAL FORM
EXHIBIT F      CODE OF CONDUCT
EXHIBIT G      THIRD PARTY MFR CERTIFICATION
EXHIBIT H      THIRD PARTY MFR AGREEMENT
EXHIBIT I      SUPPLIER CERTIFICATION
EXHIBIT J      ILLUSTRATIVE LIST OF COMPETITORS
EXHIBIT K      ROYALTY STATEMENT
EXHIBIT L      CERTIFICATION
EXHIBIT M      ADVERTISING EXPENDITURE FORM
EXHIBIT N      ADVERTISING APPROVAL FORM

                               LICENSE AGREEMENT
                               -----------------

       THIS AGREEMENT is entered into as of the 1/st/ day of January, 2001, by and between TOMMY HILFIGER LICENSING, INC., a Delaware corporation, having an address at 913 N. Market Street, Wilmington, Delaware 19801 ("Hilfiger") and T.H.M.J. INCORPORATED, a Japan corporation, having its offices at 8-20 Nishigotanda 8-chome, Shinagawa-ku, Tokyo, Japan ("Licensee"), with reference to the following premises.

                                   PREMISES

A. Hilfiger's Trademarks (as defined below) are famous and valuable, and are associated with substantial goodwill in connection with apparel and related products.

B. Licensee recognizes the fame, value of, and goodwill associated with the Trademarks and that all rights to the Trademarks, and the goodwill associated therewith, belong exclusively to Hilfiger.

C. Licensee desires to have the license to use the Trademarks, on and in connection with the manufacture and distribution of Licensed Products (as defined below) and the operation of retail stores for the sale of Licensed Products in Approved Locations (as defined below) in the Territory (as defined below).

D. Hilfiger is willing to grant such License subject to the terms and conditions set forth below.

E. In consideration of these premises and the mutual covenants herein expressed, and for other good consideration, which the parties hereby acknowledge, the parties hereby agree as follows.

                            ARTICLE 1. DEFINITIONS

1.1 Affiliates of Licensee means all persons and business entities that now or hereafter control, or are owned or controlled, directly or indirectly, by Licensee, or are under common control with Licensee.

1.2 Annual Period means each twelve-month period beginning on January 1 and ending on December 31.

1.3 Approved Locations means the store locations in the Territory specifically approved by Hilfiger in writing in accordance with Paragraph 5.2.

1.4 Concessions means independent retail stores located within department stores, which are operated by Licensee. Concessions shall not include in-store shops operated by retailers. Sales from concessions shall require the payment of Wholesale Percentage Royalty.

1.5 Close-Outs means first quality Licensed Products that under applicable industry standards cannot be or are not sold to regular customers.

1.6 Exchange Rate means the spot rate of exchange prevailing at each respective due date for all payments due to Hilfiger under this agreement. The spot rate of exchange shall be determined by quotation from Chase Manhattan Bank's Foreign Exchange Desk in New York or such other bank as selected by Licensee and deemed acceptable to Hilfiger.

1.7 Extension Products means Licensed Products which by virtue of their style or fit are not the same as products manufactured and sold by Hilfiger's U.S. licensee, Tommy Hilfiger U.S.A., Inc.

1.8 Gross Sales means the invoiced amount of Licensed Products shipped by Licensee, before any deductions for allowances, discounts and returns, insurance and freight as are referred to in Paragraph 1.17.

1.9 Guaranteed Minimum Royalty means the minimum royalties that Licensee must pay in each Annual Period, as set forth in Paragraph 9.1.

1.10 Inventory means Licensee's inventory of Licensed Products and of related work in progress.

1.11   Inventory Schedule means a complete and accurate schedule of Inventory.

1.12 Lease means any lease or other document granting Licensee the right to occupy the facility for any of its Stores.

1.13 Labels means all labels, tags, packaging material, tickets, advertising and promotional materials and all other forms of identification affixed to or connected with the Licensed Products that bear the Trademarks.

1.14 Licensed Products means only those products listed in Exhibit B attached hereto, that bear the Trademarks under authorization from Hilfiger. Licensee acknowledges that the definition of Licensed Products may change and may not be amenable to precise delineation. Licensee agrees that if there is a dispute over the definition of Licensed Products, Hilfiger's written determination shall be conclusive and binding on Licensee, without legal recourse.

1.15 Manufactured Products means Extension Products and other Licensed Products which, with the prior written consent of Hilfiger, are manufactured by or for Licensee through sources approved by Hilfiger other than Tommy Hilfiger (Eastern Hemisphere) Limited ("THEH") and Tommy Hilfiger U.S.A., Inc. ("THUSA").

1.16 Minimum Sales Level means the minimum Net Sales (as defined below) of Licensed Products that Licensee must achieve during each Annual Period, as set forth in Paragraph 7.5.

1.17 Net Sales means the Gross Sales of Licensed Products, including but not limited to, Seconds and Close-Outs, to retailers who are not Affiliates of Licensee, less only: (a) returns that Licensee actually authorizes and receives,
(b) allowances (defined as credits to a customer after delivery, including credits for returns) that Licensee actually grants in writing, and (c) trade discounts (defined as reductions in the list wholesale selling price that are customary in the trade) that Licensee actually grants in writing prior to delivery. For the purpose of computing Net Sales, the deductions from the Gross Sales for returns, allowances and trade discounts may not exceed * percent of the Gross Sales of Licensed Products shipped in any Annual Period.

1.18 Outlet Stores means free-standing retail locations from which Licensee shall be permitted to sell Licensed Products to retail customers at predominantly discount prices.

1.19 Percentage Royalty means the amount of money that Licensee will pay to Hilfiger in consideration for the grant of this license, including Wholesale Percentage Royalty and Retail Percentage Royalty.

1.20 Retail Percentage Royalty means Percentage Royalty arising from Retail Sales of Licensed Products, which amount is * percent of the Gross Revenues derived from such Retail Sales without deduction.

1.21 Retail Sales means the sales price of Licensed Products charged to retail customers as permitted hereunder, less only returns that Licensee actually authorizes and receives.

1.22 Retail Stores means free-standing retail locations from which Licensee shall be permitted to sell Licensed Products to retail customers at predominately full retail prices.

1.23 Seasonal Collections means the collection of Licensed Products that Licensee will present to the market at least four (4) times per year in accordance with Paragraph 6.1.

1.24 Seconds means damaged, imperfect, defective or otherwise non-first quality Licensed Products.

1.25 Stores means Retail Stores and Outlet Stores. Stores shall specifically not include in-store shops operated by the retailers or Concessions.

1.26 Subcontractor means an entity or an individual hired by a Third Party Manufacturer (as defined below) to perform manufacturing in relation to this Agreement.

1.27 Supplier means an individual or entity that produces components for the Licensed Products, and provides such components to the manufacturer in order to assemble the finished Licensed Products, provided that such individual or entity does not contribute further to the manufacture of the Licensed Products. Examples of a supplier include, but are not limited to, those who manufacture

________________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

fabric/trim, yarn, buttons, or zippers.

1.28 Term means the duration of this Agreement, as set forth in Paragraph 3.1, including, if not expressly excluded, all Extensions (as defined below), if any.

1.29   Territory means Japan.

1.30 Third Party Manufacturer means an entity or an individual which or whom Licensee either hires or pays to manufacture the License Products.

1.31 Trade Secrets means any and all information that derives to its owner independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use, and that is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

1.32 Trademarks means only the trademarks set forth in Exhibit A attached hereto.

1.33 Wholesale Percentage Royalty means Percentage Royalty arising from the sale of Licensed Products to wholesale customers, other than Stores, which amount is * percent of wholesale Net Sales. The Wholesale Percentage Royalty will be based on the bona fide wholesale prices that Licensee charges for Licensed Products to independent retailers in arms' length transactions. If Licensee sells Licensed Products to Affiliates of Licensee, the Wholesale Percentage Royalty will be on such bona fide wholesale price, irrespective of Licensee's internal accounting treatment of such sales.


                               ARTICLE 2. GRANT

2.1 License. Hilfiger hereby grants to Licensee an exclusive non-assignable license during the Term, subject to all of the obligations and conditions contained in this Agreement, to use the Trademarks in connection with (a) the manufacture of Licensed Products anywhere in the world, subject to approval by Hilfiger in each case, (b) the distribution at wholesale of Licensed Products in the Territory, and (c) the operation of Stores in Approved Locations in the Territory and the distribution at retail of Licensed Products from such Stores.

2.2 Reservations. This Agreement does not constitute a grant of any rights other than those set forth in Paragraph 2.1 above. In particular, Hilfiger does not grant to Licensee:

       a.   the right to use the name "TOMMY" or "HILFIGER" individually;

____________________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

       b.   the right to use any derivative of, modification to, the Trademarks;

       c. the right to form a business entity whose name includes the terms "Tommy Hilfiger" or "Hilfiger", except that Licensee shall be permitted to use the corporate name "Tommy Hilfiger Japan Corporation" during the Term and for the purposes of this Agreement only. Upon termination or expiration of this Agreement for any reason, Licensee must immediately change its corporate name to delete any reference to the Trademarks, or

       d. an assignment of any right, title or interest in or to the Trademarks.

Hilfiger, and its other licensees and sublicensees, have the right to manufacture or authorize third parties to manufacture Licensed Products in the Territory for sale outside of the Territory, or to manufacture and sell or authorize third parties to manufacture and sell products of any and all types and descriptions other than the Licensed Products in or outside the Territory, or to operate Stores outside the Territory.

Except as otherwise required by applicable law, no license is granted hereunder for the manufacture, sale or distribution of Licensed Products to be used for publicity purposes, other than to promote the sale of Licensed Products, in combination sales, premiums or giveaways, or to be disposed of under or in connection with similar methods of merchandising, such license being specifically reserved for Hilfiger.

                       ARTICLE 3. TERM OF THE AGREEMENT

3.1 Term. The initial term of this Agreement shall commence on the date of this Agreement shall end on December 31, 2005 (the "Term").

3.2 Extension. This Agreement may be extended for one additional five (5) year period through December 31, 2010 ("Extension"), if Licensee:

       1. requests the Extension in writing at least twelve (12) months, but nor more than fifteen (15) months, before the expiration of the Term;

       2. at the time it requests the Extension, is in compliance with all material terms and conditions of any and all agreements between Licensee and Hilfiger; and

       3. up to the time it requests the Extension, has met the Total Minimum Net Sales Levels for at least * of the five (5) Annual Periods during the Term.

________________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

Licensee acknowledges that the twelve (12) month advance notice is necessary to maintain the continuity of Hilfiger's licensing and marketing programs and the good will associated with the Trademarks. Licensee agrees that timing is critically important in this regard and that Licensee's failure to make its request in time will be construed as a decision by Licensee that it has elected not to seek an Extension. Upon such failure, Hilfiger has the right, with fifteen (15) days notice to Licensee, to immediately replace Licensee as of the end of the Term or thereafter, unless Licensee shall request the Extension in writing within such fifteen (15) days.

                            ARTICLE 4. ORGANIZATION

4.1 Organization. Licensee will, at its sole cost and expense, employ individuals to fill the positions set forth on Exhibit C, or persons with similar titles and responsibility, who will all work exclusively with Hilfiger's representatives on Licensee's business arising under this Agreement and will report directly to the President of Licensee or his or her designee. Hilfiger will employ a designer, who shall be located in New York, to work on the design of Extension Products and to assist in product development. Licensee shall reimburse Hilfiger for the portion of such designer's salary and benefits which is equal to the portion of such designer's time expended for the purposes of this Agreement. In addition, Licensee shall reimburse Hilfiger for such designer's travel expenses and out-of-pocket design costs. The individuals holding the positions of CEO/President, CSO, CMO and Designer will be hired with the prior approval of Hilfiger. In addition, Licensee will maintain a sales force dedicated exclusively to the sale of Licensed Products, however, the exact structure of the sales force may reasonably vary over time from that which is set forth on Exhibit C.

                             ARTICLE 5. APPROVALS

5.1 Approvals. Licensee must present to Hilfiger in writing all approvals required or permitted by this Agreement. Except as otherwise stated in this Agreement, all approvals of Hilfiger will be at its sole and subjective discretion. A submission for approval will be deemed disapproved unless
                                                      -----------
Hilfiger delivers a notice of approval within twenty (20) days after receipt of the request from Licensee. Hilfiger will endeavor to provide an explanation for its disapprovals, but its failure to do so will not affect the finality of its determination. Without limitation to the foregoing, Hilfiger has no obligation to approve, review or consider any item that does not strictly comply with submission procedures announced by Hilfiger. Approval by Hilfiger will not be deemed to be a determination that the approved matter complies with all applicable regulations and laws. Licensee may not exhibit, display, manufacture, sell, use, distribute or advertise any disapproved item. In the event that it is reasonably necessary for Hilfiger to do on-site approvals, Licensee will pay any and all expenses and airfare incurred by Hilfiger with respect to such on-site approvals.

5.2 Approved Locations. Before Licensee shall establish any Store, Licensee shall submit the location of each such proposed Store to Hilfiger for its prior written approval, which approval may be withheld by Hilfiger in its sole and absolute discretion. A submission for approval shall be deemed disapproved unless Hilfiger delivers a notice of approval within twenty
(20) days from confirmed receipt thereof by Hilfiger. No Store may be established by Licensee pursuant to this Agreement unless approved by Licensor in accordance with this Paragraph. A Concession shall be subject to approval as to the store location and the specific location within such store. Licensee shall reimburse Hilfiger for Hilfiger's costs (including business class airfare, hotel accommodations and expenses) incurred in connection with all "on-site" visits made by Hilfiger in connection with Store approval.

                      ARTICLE 6. DESIGN AND MANUFACTURING

6.1 Design and Production Plan. Merchandising budgets and plans detailing projected buys and assortments, portion of USA tag-on and special product development requirements for each approved product division must be submitted to Hilfiger for review and approval prior to seasonal buying trips. For detailed time-line information, product development procedures and approval criteria, please refer to the International Product Development calendar in place for each division (Exhibit "D").

6.2 Overall Commitment to Quality. Licensee will maintain the distinctiveness of the Trademarks and the image and high quality of the goods bearing Trademarks presently manufactured and sold by Hilfiger and its other licensees. Licensee agrees that Extension Products and Manufactured Products will be of high quality as to workmanship, fit, design and materials used therein, and will be at least equal in quality, workmanship, appearance, fit, design and material (collectively "Quality") to the samples of Extension Products and Manufactured Products submitted by Licensee and approved by Hilfiger pursuant to Paragraph
6.3 hereof.

6.3 Samples of Extension Products. Before Licensee may exhibit, display or distribute any Extension Products in any Seasonal Collection, Licensee must submit samples of each of such Extension Products to Hilfiger for its prior written approval. Any such request for approval must be submitted to Hilfiger on the form attached hereto as Exhibit E. Any approval given hereunder will apply only to that Seasonal Collection for which it is submitted to Hilfiger. Licensee will submit to Hilfiger additional samples of Extension Products upon Hilfiger's reasonable request. Licensee will provide all samples to Hilfiger free of charge. Once samples have been approved, Licensee may manufacture only in accordance with such approved samples and will not make any changes for manufacture without Hilfiger's prior written approval. No Extension Products (including samples) may be exhibited, displayed, distributed and/or sold by Licensee pursuant to this Agreement unless such Extension Products are in substantial conformity with, and at least equal in, Quality to the samples previously approved by Hilfiger in accordance with this Paragraph 6.3.

6.4 Non-Conforming Products. In the event that any Extension Product or Manufactured Product is, in the judgment of Hilfiger, not being manufactured and distributed with the previously approved Quality, Hilfiger will notify Licensee, and Licensee must promptly repair or change such Extension Product or Manufactured Product to conform thereto. If after Hilfiger's request a Licensed

Product as repaired or changed does not strictly conform and conformity cannot be obtained after one (1) resubmission, if permitted by Hilfiger, Licensee may sell the item but not in Stores and only after removing from the item the Trademarks and Labels. Notwithstanding anything in this Paragraph 6.4 to the contrary, sales of all products of Hilfiger's design, whether or not bearing Labels or the Trademarks, will nonetheless be subject to Royalty Payments pursuant to Article 9. Hilfiger may, at Licensee's expense, purchase any Extension Products or Manufactured Products found in the marketplace that, in Hilfiger's judgment, are inconsistent with approved Quality and bill such costs to Licensee. Licensee must pay all royalties due on sales of nonconforming goods. Hilfiger may require Licensee to recall any Extension Products or Manufactured Products not consistent with approved Quality.

6.5 Withdrawal of Approval. If at any time any Extension Product ceases to be acceptable to Hilfiger, Hilfiger will have the right in the exercise of its sole discretion to withdraw approval of such Extension Product upon reasonable advance notice to Licensee. Upon withdrawal of approval, Licensee will cease the use of the Trademarks in connection with the manufacture, distribution, promotion, advertising, and use of such Extension Product(s). Notice of such election by Hilfiger to withdraw approval will not relieve Licensee from its obligation to pay royalties on sales of such product(s) made by Licensee prior to the date of disapproval or thereafter as permitted. Licensee may, however, complete work in progress and utilize materials on hand provided that it submits proof of such work in progress and inventory of materials to Hilfiger.

6.6 Assistance by Hilfiger. At least four (4) times during each Annual Period for each product category, Licensee must, at its expense, visit Hilfiger's offices, factories, showroom, and other places of business, and attend Hilfiger's international adoption meetings to obtain additional know-how and assistance with respect to Licensed Products. Licensee shall reimburse Hilfiger for the cost of (a) one Hilfiger employee to make two (2) trips per Annual Period to review the Stores; and (b) one Hilfiger employee to make two (2) trips per Annual Period to the Territory for the training of Store staff and specialists. The scheduling of such visits will be at times mutually convenient to the parties hereto. If Licensee requests Mr. Tommy Hilfiger or any other member(s) of Hilfiger's staff to make a personal appearance, to attend any function, to visit Licensee's manufacturing plants or facilities or to attend any design meetings, Licensee will pay all reasonable expenses connection therewith, including air travel and hotel accommodations (which for Tommy Hilfiger will be first class) and other reasonable services of Hilfiger's choosing. Hilfiger will, at least four (4) times during each Annual Period, make available to Licensee certain samples, designs, colors, samples of materials, Labels and artwork, and the cost of which will be borne by Licensee at the cost incurred by Hilfiger to provide the same. In addition to the foregoing, for marketing purposes, Hilfiger will, upon reasonable request, make available to Licensee such of the following which are available to Hilfiger: (a) reports on marketing policy of Hilfiger; (b) reports on color, style and fabric trends; (c) samples of advertising materials; (d) display ideas; and (e) Labels.

6.7 Ownership of Designs. All right, title and interest in and to all samples, sketches, designs, and other materials, whether created by Hilfiger, by Licensee, or by third parties, including any modifications or improvements thereto, are the exclusive property of Hilfiger; and this Agreement constitutes an assignment by Licensee to Hilfiger of such rights, to the extent they are not already the property of Hilfiger, and are licensed hereunder solely and exclusively for use in connection with the manufacture and distribution of Licensed Products in the Territory. Hilfiger may use and permit others to use said designs and other materials in any manner it desires, provided that such use does not conflict with any rights that Hilfiger is granting to Licensee hereunder. Licensee specifically acknowledges that such designs and other materials may be used by Hilfiger and other licensees on Licensed Products in jurisdictions outside the Territory and on products other than Licensed Products anywhere in the world. Licensee will place appropriate notices, reflecting ownership of design rights by Hilfiger, on all Licensed Products, Labels and advertising and promotional materials. Licensee will not do or allow to be done anything that may adversely affect any of Hilfiger's design rights. Licensee must disclose and freely make available to Hilfiger any and all developments or improvements it may make relating to Licensed Products and to their manufacture, promotion and sales, including, without limitation, developments and improvements in any machine, process or product design, that may be disclosed or suggested by Hilfiger or regarding any patent or trademark that Licensee is entitled to utilize.

6.8    Cost of Designs.   Licensee will pay for all pre and post-adoption design
costs for Hilfiger's designs and all design costs for Licensee's designs relative to Extension Products, as well as all extraordinary costs such as expedited shipping charges associated with the delivery of the designs.

6.9 Code of Conduct. Attached hereto as Exhibit F is Hilfiger's Supplier Code of Conduct ("Code") which applies to any entity manufacturing Extension Products or Manufactured Products (including the components thereof). Licensee must ensure that Licensee and all Third Party Manufacturers, Subcontractors and Suppliers comply with the terms of the Code and will evidence such compliance by:

       a. prior to the commencement of the manufacturing of Extension Products or Manufactured Products, Licensee executing, and having all Third Party Manufacturers, Subcontractors and Suppliers execute, the Code in the form attached hereto, and returning such document to Hilfiger, and

       b. displaying and having all Third Party Manufacturers, Subcontractors and Suppliers display the Code, in a clearly visible location in Licensee's manufacturing facilities (if applicable) and in the manufacturing facilities of Licensee's Third Party Manufacturers, Subcontractors and Suppliers, in local languages, at all times during the Term of this Agreement.

6.10 Monitoring Program. Licensee acknowledges that prior to the commencement of the manufacturing of Extension Products or Manufactured Products, it will have in effect, to the satisfaction of Hilfiger, a program of monitoring manufacturing facilities, whether operated by Licensee, by Third Party Manufacturers, Subcontractors or Suppliers, that is sufficient to ensure their compliance with the Code and all applicable laws and regulations pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, the environment, collective bargaining, freedom of association, and that their products and the components thereof are made without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited, bonded, forced or slave labor. Such compliance will be evidenced by Licensee, upon execution of this Agreement, executing and abiding by the Certification in the form as attached hereto as Exhibit G, and executing and abiding by any such other form as may be provided by Hilfiger from time to time.

6.11 Third Party Manufacturing Agreement. Within thirty (30) days after establishing a new arrangement with a Third Party Manufacturer or Subcontractor, Licensee must inspect each Third Party Manufacturer or Subcontractor and provide approval, signed by an authorized employee or agent of Licensee that such Third Party Manufacturer or Subcontractor is in compliance with Paragraph 6.9 above, and will obtain and provide to Hilfiger the signature of an authorized representative from each of such parties on a Third Party Manufacturing Agreement in the form of Exhibit H attached hereto, or such other form as may be provided by Hilfiger from time to time. Within thirty (30) days after establishing a new arrangement with a Supplier, Licensee must obtain and provide to Hilfiger the signature of an authorized representative from each Supplier on a Certification in the form of Exhibit I attached hereto, or such other form as may be provided by Hilfiger from time to time. In the event Licensee has knowledge of, has reason to believe, or should have reason to know that any Third Party Manufacturer, Subcontractor or Supplier is in breach of the Third Party Manufacturing Agreement or Certification, as the case may be, Licensee must immediately notify Hilfiger and Licensee shall, at its sole expense, take immediate action to rectify such breach, including, where Hilfiger deems it necessary, immediate termination of its relationship with such Third Party Manufacturer, Subcontractor or Supplier. If Licensee fails to take immediate action or such action is not successful, Licensee will assign its rights to proceed against such Third Party Manufacturer, Subcontractor or Supplier to Hilfiger and Hilfiger will, at Licensee's expense, have the right to pursue all available remedies to protect its rights. Notwithstanding the foregoing, Licensee acknowledges that it will remain primarily liable and completely obligated under all of the provisions of this Agreement in respect of the production of Extension Products hereunder.

6.12 Information About Third Party Manufacturers, Etc. In order to maintain Hilfiger's high standard of quality control and to ensure that appropriate measures are taken against counterfeiting, Licensee will provide notice to Hilfiger, on a quarterly basis, including all of the following information:

       a. the name and address of each Third Party Manufacturer, Subcontractor and Supplier;

       b. the type of Licensed Products manufactured by such Third Party Manufacturer and Subcontractor;

       c. quantity of Licensed Products to be manufactured by each such entity;

          d.   the type of components provided by each Supplier; and

          e.   any other relevant information regarding all such entities.

6.13 Compliance with Applicable Laws - Generally. All Licensed Products manufactured and distributed by, or on behalf of, Licensee must be marked, labeled, packaged, advertised, and distributed in accordance with this Agreement, in accordance with all applicable laws, rules and regulations in the Territory, and in such a manner as will not tend to mislead or deceive the public or damage the reputation of the Trademarks.

6.14 Inspection of Facilities. Licensee will regularly, and not less than two (2) times per year, inspect the facilities it utilizes and those facilities utilized by Third Party Manufacturers, Subcontractors, and Suppliers for compliance with this provision and will take all action necessary to cure any deficiencies. Licensee further agrees that it will terminate any agreement with any such third party found to be in default on three (3) separate inspections. Hilfiger and its duly authorized representatives will have the right, during normal business hours and upon reasonable notice, to inspect all facilities utilized by Licensee, its Third Party Manufacturers, Subcontractors and Suppliers in connection with the manufacture, storage or distribution of Extension Products and Manufactured Products, and to examine: (a) Licensee's manufacturing facilities, residential facilities (if any) and any manufacturing and/or residential facility operated by any of Licensee's Third Party Manufacturers or Subcontractors; and (b) Licensee's and any of Licensee's Third Party Manufacturers or Subcontractors books, records and documents necessary to evidence such entities' compliance with the Code and all applicable laws, rules and regulations. For purposes of this Paragraph, all such books, records and documents shall be maintained by Licensee in a secure and readily accessible location for a period of three (3) years from their creation.

6.15 Meetings. Hilfiger may from time to time, but no more than twice a year, hold a meeting of Hilfiger's licensees/distributors. Licensee agrees upon receipt of reasonable notice to attend any such meeting(s) at its own expense.

                        ARTICLE 7. SALES AND MARKETING

7.1 Best Efforts. Licensee will use its best efforts to exploit this license throughout the Territory. Without limitation, Licensee will: (a) sell a sufficiently representative quantity of all styles, fabrications and colors of Licensed Products; (b) offer for sale Licensed Products so that they may be sold to consumers on a timely basis; and (c) cooperate with Hilfiger's merchandising, sales and anti-counterfeiting programs. Licensee acknowledges that to preserve the goodwill associated with the Trademarks, Licensed Products should be sold at prices and terms reflecting the prestigious nature of the Trademarks, and the reputation of the Trademarks as appearing on goods of high quality and reasonable price, it being understood, however, that Hilfiger is not empowered and has no desire to fix or regulate the prices for which the Licensed Products are to be sold, either at the wholesale or retail level. Licensee shall at all times maintain a sales force for the sale of Licensed Products that will be sufficient to provide effective distribution of the Licensed Products throughout the entire Territory.

7.2       INTENTIONALLY OMITTED

7.3 Certification. Within sixty (60) days after the end of each Annual Period, Licensee will present to Hilfiger a certification by an authorized officer of Licensee of the Net Sales and Retail Sales of Licensed Products during each Annual Period (the "Certification"). Such Certification shall be in the form annexed hereto as Exhibit L. Within one hundred twenty (120) days after the end of each Annual Period, Licensee will present to Hilfiger the Certification further certified by Licensee's external auditors. On or before the thirtieth (30/th/) day of each month, Licensee shall provide to Hilfiger monthly net shipment reports and retail selling reports for the prior month.

7.4 Sales/Marketing Plans. On each January 1, April 1, July 1 and October 1, Licensee will submit to Hilfiger, for Hilfiger's approval, a schedule showing in detail the projected sales marketing plans for the Licensed Products as follows:

          SUBMISSION DATE          PERIOD TO BE COVERED
          ---------------          --------------------

          January 1                April 1 - September 30
          April 1                  July 1 - December 31
          July 1                   October 1 - March 31
          October 1                January 1 - June 30

7.5 Minimum Sales Levels. During each Annual Period, Licensee must achieve all of the following Minimum Sales Levels:


                             MINIMUM SALES LEVELS
                             --------------------

        ------------------------------------------------------------------
          Annual Period      Wholesale (Yen)   Retail (Yen)   Total (Yen)
          -------------      ---------------   ------------   -----------
        ------------------------------------------------------------------
                             *                 *              *
        1/1/01 - 12/31/01
        ------------------------------------------------------------------
                             *                 *              *
        1/1/02 - 12/31/02
        ------------------------------------------------------------------
                             *                 *              *
        1/1/03 - 12/31/03
        ------------------------------------------------------------------
        1/1/04 - 12/31/04    *                 *              *
        ------------------------------------------------------------------
___________________________
/*/ This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

        ------------------------------------------------------------------
                             *                 *              *
        1/1/05 - 12/31/05
        ------------------------------------------------------------------


Each Total Minimum Sales Level for each Annual Period must be the greater of (a) the amounts set forth above for such Annual Period, and (b) * percent of the actual Net Sales for the immediately preceding Annual Period. Each Wholesale and Retail Minimum Sales Level for each Annual Period must be the greater of (a) the amounts set forth above for such Annual Period, and (b) * percent of the actual applicable Net Sales for the immediately preceding Annual Period. In no event may the Minimum Sales Level for any Annual Period be less than the Minimum Sales Level for the immediately preceding Annual Period.

For example, assuming that Wholesale Net Sales in the first Annual Period are JPY*, Retail Net Sales in the first Annual Period JPY*, and Total Net sales are JPY*, then for the second Annual Period the Minimum Sales Level would be JPY* (JPY* x *% = JPY* which is greater than JPY*), the Wholesale Minimum Sales Level would remain at JPY* (JPY* x *% = JPY* which is less than the stated minimum) and the Retail Minimum Sales Level would be JPY* (JPY* x *% = JPY* which is greater than JPY*).

          Licensee will not be in default of this Agreement the first * times in any consecutive * Annual Periods that it fails to meet the total Wholesale Minimum Sales Level, provided that Licensee pays the Guaranteed Minimum Royalty for such Annual Period. Similarly, Licensee will not be in default of this Agreement the first * times in any consecutive * Annual Periods that it fails to meet the total Retail Minimum Sales Level, provided that Licensee pays the Guaranteed Minimum Royalty for such Annual Period. As to either total Minimum Sales Level, a * failure shall, at Hilfiger's option, be grounds for termination of this Agreement as to Wholesale Sales or Retail Sales, whichever shall be applicable.

7.6 Certain Sales Excluded. Licensee may satisfy its obligation to reach the Minimum Sales Levels set forth with full price sales of Licensed Products in the Territory only. Licensee will not receive credit against Minimum Sales Levels for (a) sales outside the Territory; (b) sales under Paragraphs 7.10; or
(c) sales of Seconds and Close-Outs anywhere.

7.7 Approved Customers. Licensee may sell Licensed Products only to those specialty shops, department stores and retail outlets that carry high quality and prestige merchandise and whose operations are consistent with Hilfiger's reputation and sales policies. Upon execution of this Agreement, and prior to the opening of each selling season (and whenever Licensee wishes to sell Licensed Products to customers not previously approved by Hilfiger), Licensee must submit a list of its proposed customers for Hilfiger's written approval. Hilfiger has the right to withdraw any such approval on written notice to Licensee. After such notice, Licensee may not accept additional orders for Licensed Products from such customer, but may fill any existing order.

_________________________
/*/ This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

7.8 Prohibited Sales. Except as expressly permitted by Hilfiger in writing, Licensee may not (a) market or promote or seek customers for Licensed Products outside of the Territory; (b) establish a branch, wholly owned subsidiary, distribution center or warehouse with inventories of Licensed Products outside the Territory; (c) sell or distribute any Licensed Products to wholesalers, jobbers, diverters, catalog vendors or any other entity that does not operate retail stores exclusively; (d) sell or distribute any Licensed Products over the Internet or any other global or regional computer access network; (e) use Licensed Products as giveaways, prizes or premiums, except for promotional programs which have received the prior written approval of Hilfiger; or (f) sell Licensed Products to any third party or Affiliate of Licensee or any of its directors, officers, employees or any person having an equity participation in or any other affiliation to Licensee, without the prior written approval of Hilfiger. Hilfiger may, at Licensee's expense, purchase any Licensed Products found in the marketplace that Licensee has sold to unapproved customers. Licensee shall include and shall enforce the following on all invoices to its customers:

               "Limitations on Sale by Buyer".
                -----------------------------

               Seller expressly reserves the right to limit the amount of merchandise delivered to only such quantities as are necessary to meet the reasonably expected demand at buyer's store locations.

               This Merchandise is sold to Buyer for resale to the ultimate consumer only. Buyer shall be expressly prohibited from selling the merchandise purchased hereunder to a retailer or other dealer in like merchandise, or to any party who Buyer knows, or has reason to know, intends to resell the merchandise.

               The merchandise purchased hereunder may not be sold by Buyer from any store locations which Seller has been advised Buyer do not qualify as an acceptable location.

7.9       Showrooms and In-Store Shops.

          a.   Showroom. Licensee may display Licensed Products for sale only in
               --------
a separate showroom, designed and displayed in accordance with Hilfiger's specifications, apart from any showroom(s) in which Licensee or another business may sell goods other than Licensed Products. The style and manner in which Licensed Products will be displayed in said showroom are subject to Hilfiger's approval. Hilfiger reserves the right to approve the location of Licensee's primary showroom required above.

          b.   Fixtures. Licensee will, at Hilfiger's option, participate in any
               --------
in-store shop or main floor fixturing program with any of Licensee's customers. Licensee will fixture or cause to be refixtured each in-store shop and area dedicated to the sale of Licensed Products within sixty (60) days after notice from Hilfiger or, without notice from Hilfiger, no less often than every four (4) years during the Term. Hilfiger and Licensee shall, each six months during the Term, consult in good faith regarding standards and specifications for such fixturing, however, such standards and specifications ultimately shall be subject to Hilfiger's approval; and Licensee shall be responsible for causing all fixturing to be undertaken in a manner consistent with such plans and specifications, as modified from time to time, during each six month review. To the extent that the same is not paid for by Licensee's customers, Licensee shall pay for such fixturing. Licensee acknowledges that Hilfiger has the right to disapprove of Licensee supplying Licensed Products to customers who do not have fixtured or visually enhanced shops or areas.

7.10      Disposal of Seconds and Close-Outs.

          a.   Seconds. Licensee may not sell any Licensed Products which are
               -------
Seconds without the express prior written consent of Hilfiger. All Seconds approved for sale by Hilfiger must be clearly marked "Seconds" or "Irregular". The percentage of Seconds that may be disposed of pursuant to this Paragraph may not, in any event, exceed * percent of the total Net Sales of Licensed
Products distributed by Licensee in any Annual Period.

          b.   Close-Outs. All Close-Outs shall be sold only with Hilfiger's
               ----------
prior written approval, which Hilfiger may withhold in its sole discretion, through retail outlets and traditional and accepted dealers in such merchandise and upon such terms and conditions as Licensee, in its reasonable discretion, determines appropriate and shall not be sold to any person which Licensee knows, or has reason to know, will export such Close-Outs from the Territory.

          c.   Other Plans. Any plan of Licensee for the disposition of Seconds
               -----------
or Close-Outs which varies from the foregoing requirements of Article 7 shall require the prior written approval of Hilfiger.

7.11     Purchase of Licensed Products

          a. Licensee hereby agrees that all Licensed Products shall be exclusively purchased by Licensee or its designees approved by Hilfiger through Hilfiger or its designees, or any other sources approved by Hilfiger, and shall be purchased from no other source.

          b. Licensee, or its designees approved by Hilfiger, shall enter into an exclusive buying

________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

office agreement with THEH and THUSA (in a standard form used by those entities), for the purchases of Licensed Products which shall cover the entire Term of this Agreement.

          c. In connection with the purchase by Licensee or its designees approved by Hilfiger of Manufactured Products from sources other than Hilfiger or its designee, which shall in all events be sources approved by Hilfiger, Licensee or its designee shall pay to Hilfiger a technical assistance fee in the amount equal to * percent of the invoice price (in U.S. Dollars) of all such Purchased Products.

                            ARTICLE 8. ADVERTISING

8.1 Advertising and Advertising Plans. All advertising and promotion in connection with Licensed Products, including operative advertising whereby Licensee provides their customers with a contribution be it in the form of actual monetary contribution, credit or otherwise, shall be placed with an agency approved by Hilfiger. Licensee will pay all advertising invoices directly as they become due. Licensee agrees to use its best efforts to advertise and promote the Licensed Products during each Annual Period in order to make and keep the Trademark a well known name within the Territory and to maintain the high standards of the Trademark. On each September 1 during the Term, Licensee will submit to Hilfiger, for Hilfiger's approval, a schedule showing in detail, the projected advertising plan for the following Annual Period. Such plan should include the name and placement of the advertisements.

8.2 Advertising Expenditure. Licensee agrees that, during each Annual Period, it shall spend at least the total amounts set forth below for direct media advertising of the Licensed Products, including model usage fees, but not including any cooperative advertising, trade shows, sampling, or any other promotional or sales material normally produced for the sale of the Licensed Products (the "Total Advertising Expenditure"). If in any Annual Period the Total Advertising Expenditure has not been made, then Licensee shall spend such amount for advertising within the first ninety (90) days of the subsequent Annual Period. If the Total Advertising Expenditure has not been expended by the end of said ninety (90) day period, then, unless Hilfiger shall agree in writing otherwise, the amount which should have been expended and which was not expended shall be paid over to Hilfiger to be used by Hilfiger for advertising the Trademark provided, however, that if Total Advertising Expenditure has not been made prior to the termination of this Agreement, the unexpended Total Advertising Expenditure shall, within twenty(20) days, be paid over to Hilfiger absolutely. Proof of expenditure shall be submitted each quarter using the Advertising Expenditure

___________________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

form (Exhibit M).


     Annual Period       Advertising Expenditures (Yen)
     -------------       ------------------------------
-------------------------------------------------------------------------------
                                Wholesale           Retail              Total
-------------------------------------------------------------------------------
                                *                   *                   *
First        1/1/01 - 12/31/01
-------------------------------------------------------------------------------
                                *                   *                   *
Second       1/1/02 - 12/31/02
-------------------------------------------------------------------------------
                                *                   *                   *
Third        1/1/03 - 12/31/03
-------------------------------------------------------------------------------
                                *                   *                   *
Fourth       1/1/04 - 12/31/04
-------------------------------------------------------------------------------
                                *                   *                   *
Fifth        1/1/05 - 12/31/05
-------------------------------------------------------------------------------

In no event shall the Total Advertising Expenditures for any Annual Period be less than * percent of the Wholesale and Retail Minimum Sales Levels for such Annual Period as the same may be adjusted pursuant to Paragraph 7.5 above.




_____________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

8.3 Approval of Packaging, Labeling and Advertising. No packaging, labeling or advertising, including cooperative advertising may be used without the prior written approval of Hilfiger. Before publication of any advertisement or promotion, Licensee shall submit every element of the advertisement or promotion, including the design, placement and medium, to Hilfiger for approval using an "Advertising Approval Form" (Exhibit N). Any approval granted hereunder shall be limited to use during the Seasonal Collection of the Licensed Products to which such advertising relates and shall be further limited to use (e.g. television or print) for which approval by Hilfiger was granted. Samples of initial packaging, labeling and advertising, and samples of any revisions, changes, modifications or substitutions thereof, shall be submitted to Hilfiger sufficiently far in advance to permit Licensee time to make such changes as Hilfiger shall deem necessary. Licensee acknowledges the importance of global consistency in advertising using the Trademarks. Therefore, Hilfiger shall have the right to require Licensee to: (a) use images in Licensee's advertisements which have been used in other parts of the world; and (b) pay for or reimburse Hilfiger, its Affiliates, or any third party for the model usage fees required to be paid in connection with such images. Hilfiger may not require Licensee to pay model usage in either the first or second Annual Periods in excess of $* or model usage fees in any of the third, fourth or fifth Annual Periods in excess of $*. Additionally, under no circumstances will Licensee be permitted to advertise Licensed Products over any medium not previously approved by Hilfiger in writing. To such end, unless otherwise approved in writing by Hilfiger, the Internet or any other global or regional computer access network is deemed an unapproved medium for advertising. All requests for the approval of packaging, labeling or advertising pursuant to this Paragraph 8.3 shall be accompanied by at least two (2) samples of the object for which approval is sought. Licensee shall use its best efforts to ensure that all advertising and promotional plans used by Licensee in connection with the Trademark, in any form and in any medium, shall be consistent with the prestige of the Trademark and the quality of the Licensed Products. All packaging, labeling and advertising of Licensed Products shall use the Trademark, but no other trademark or trade name shall be used except as may be required by applicable law or permitted to Hilfiger. Licensee shall not be permitted to use its name on the Licensed Products, packaging and other materials displaying the Trademark other than as specifically approved by Hilfiger. Any advertising materials provided by Hilfiger to Licensee shall be so provided at Licensee's cost and the price therefor shall be Hilfiger's cost of producing of providing the same.

8.4 Use of Trademark on Invoices, etc. The use of the Trademark by Licensee on invoices, order forms, stationery and related matter and in advertising in telephone or other directory listings is permitted only upon Hilfiger's prior written approval of the format in which the Trademark is to be so used, the juxtaposition of the Trademark with other words and phrases, and the content of the copy prior to the initial such use of the Trademark and prior to any material change therein; provided, however, that each such use of the Trademark is only in conjunction with the manufacture, sale, distribution or advertisement of Licensed Products pursuant to this Agreement.

_________________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

8.5 Launch. In addition to the advertising requirements set forth above, Licensee will host a launch event and distribute a gift package to the fashion and financial press and to major retail accounts during the initial selling season for the first Seasonal Collection to be sold under this Agreement. Such event shall be comparable to similar launch events hosted by Hilfiger's other licensees of the Trademarks and shall reasonably reflect the prestige of the Trademarks and the relative significance of Licensed Products to Hilfiger.

8.6 Trade Shows. Licensees may not participate in trade shows without the prior written consent of Hilfiger. To the extent that Hilfiger does consent to such participation, the booth or showroom must be approved by Hilfiger in each instance.

8.7 Public Announcements. Licensee's press releases and other public announcements related to Licensee's operations hereunder, are subject to approval by Hilfiger.

                     ARTICLE 9. ROYALTIES AND RELATED FEES

9.1 Guaranteed Minimum Royalty. Licensee shall, during each Annual Period or portion thereof (calculated on a pro rata basis), pay to Hilfiger the Total Guaranteed Minimum Royalties listed below. Total Guaranteed Minimum Royalties will be payable in quarterly installments in advance on the first day of each quarter during each year during the Term.

     Annual Period            Guaranteed Minimum Royalty (Yen)
     -------------            --------------------------------

------------------------------------------------------------------------------
                                   Wholesale     Retail       Total
------------------------------------------------------------------------------
                                   *             *            *
First        1/1/01 - 12/31/01
------------------------------------------------------------------------------
                                   *             *            *
Second       1/1/02 - 12/31/02
------------------------------------------------------------------------------
                                   *             *            *
Third        1/1/03 - 12/31/03
------------------------------------------------------------------------------
                                   *             *            *
Fourth       1/1/04 - 12/31/04
------------------------------------------------------------------------------
                                   *             *            *
Fifth        1/1/05 - 12/31/05
------------------------------------------------------------------------------

In the event that during any Annual Period, the actual payments under Paragraph
9.2 below exceed the entire Total Guaranteed Minimum Royalty with respect to that Annual Period, no further Total Guaranteed Minimum Royalty payments need be made for such Annual Period.


_______________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

In no event shall the Wholesale Guaranteed Minimum Royalty for any Annual Period be less than * percent of the Wholesale Minimum Sales Level for such Annual Period as the same may be adjusted pursuant to Paragraph 7.5 above. Similarly, in no event shall the Retail Guaranteed Minimum Royalty for any Annual Period be less than * percent of the Retail Minimum Sales Level for such Annual Period as the same may be adjusted pursuant to Paragraph 7.5 above.

9.2 Percentage Royalty. Except as specifically exempted, all Licensed Products sold by Licensee, or Affiliates of Licensee or subsidiaries, require the payment of the Percentage Royalty. Percentage Royalties shall be payable in quarterly installments on January 30, April 30, July 30 and October 30 for the immediately preceding quarter in which the Licensed products are sold, less Guaranteed Minimum Royalty payments for such period, and each payment must be submitted with the royalty statement described below. All royalties shall accrue upon the sale of Licensed Products, regardless of the time of collection by Licensee. For purposes of this paragraph, a Licensed Product shall be considered "sold" upon the date of billing, invoicing, shipping, or payment, whichever occurs first.

9.3 Royalty Statements. Licensee will submit to Hilfiger complete and accurate royalty statements in the form attached hereto as Exhibit K, signed by an authorized officer of Licensee and certified by him/her as accurate indicating all of the following information by month: (a) the total invoice price of all Licensed Products sold during the period covered by such Percentage Royalty payment; (b) the amount of discounts and credits from Gross Sales that may be deducted therefrom, during said period; and (c) computation of the amount of Percentage Royalty for said period. Licensee will identify separately all sales to Affiliates of Licensee. At least once annually, or more often at Hilfiger's request, Licensee will also submit to Hilfiger a certification from its external auditors that the statements are in accordance with the requirements of this Paragraph 9.3. Receipt or acceptance by Hilfiger of any statement furnished, or of any sums paid by Licensee, will not preclude Hilfiger from questioning their correctness at any time. On the other hand, reports submitted by Licensee will be binding and conclusive on Licensee in the event of any termination based on a breach by Licensee arising out of any payment or report. Licensee will list Net Sales made in Yen.

9.4 Merchandise Coordinator Program. Licensee shall establish and maintain a Merchandise Coordinator Program modeled after, and to the level of, the program that operates in the United States under the Tommy Hilfiger U.S.A., Inc. corporate structure. The manager of Licensee's program shall comply with Hilfiger's direction from time to time as to the operation of the program, including, but not limited to, employing sufficient coordinators to adequately maintain and provide

__________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

training for the individual free-standing stores and department store customers. At no time during the Term may Licensee employ less than three (3) merchandise coordinators.

9.5 No Set-Off. The obligation of Licensee to pay royalties hereunder is absolute notwithstanding any claim that Licensee may assert against Hilfiger. Licensee will not have the right to set-off, compensate or make any deduction from such royalty payments for any reason whatsoever.

                ARTICLE 10. MANNER OF PAYMENT, INTEREST, BOOKS
                            AND RECORDS, INSPECTION

10.1 Manner of Payment. All royalty payments required by Licensee hereunder will be made to Hilfiger in Delaware in Yen. It is understood that Licensee shall be responsible for any US Dollar loss to Hilfiger arising from changes in the Exchange Rate of (Yen to US Dollar) exchange between the due date and actual receipt date of any payments made under this Agreement.

10.2 Interest on Late Payments. In addition to any other remedy available to Hilfiger, if any payment due under this Agreement is delayed for any reason, interest will accrue and be payable, to the extent legally enforceable, on such unpaid principal amounts from and after the date on which the same became due, at a per annum rate equal to the lesser of (i) * points above the prime rate of interest in effect on the due date of the late payment as quoted by Chase Manhattan Bank in New York, New York, U.S.A. and (ii) the highest rate permitted by law in New York.

10.3 Taxes. Licensee will bear all taxes, duties and other governmental charges in the Territory relating to or arising under this Agreement, including without limitation, any state or federal income taxes (except withholding taxes on royalties), any stamp or documentary taxes or duties, turnover, sales or use taxes, value added taxes, excise taxes, customs or exchange control duties and any other charges relating to or on any royalty payable by licensee to Hilfiger. Licensee will obtain, at its own cost and expense, all licenses, reserve bank, commercial bank or other bank approvals, and any other documentation necessary for the importation of materials and the transmission of royalties and all other payments relevant to Licensee's performance under this Agreement. If any tax or withholding is imposed on royalties, Licensee shall obtain certified proof of the tax payment or withholding and immediately transmit it to Hilfiger.

10.4 Books and Records. Licensee will, at its sole cost and expense, maintain complete and accurate books and records (specifically including, without limitation, the originals or copies of


_______________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

documents supporting entries in the books of account) covering all transactions arising out of or relating to this Agreement. Hilfiger will have the right, during normal business hours, for the duration of this Agreement and for seven
(7) years thereafter, to examine and copy said books and records and all other documents and materials in the possession of and under the control of Licensee with respect to the subject matter and terms of this Agreement, including Licensee's internal control report. The exercise by Hilfiger of any right to audit at any time or times or the acceptance by Hilfiger of any statement or payment shall be without prejudice to any of Hilfiger's rights or remedies and shall not bar Hilfiger from thereafter disputing the accuracy of any payment or statement and Licensee will remain fully liable for any balance due under this Agreement. Licensee will assign style numbers to Licensed Products that are unique from numbers for any products other than the Licensed Products that Licensee may manufacture and/or sell. The style number assigned to each Licensed Product shall be identical to the style number utilized to identify that Licensed Product in all Licensee's books and records. All documents evidencing the sale of Licensed Products shall state the style and number of each of such products. Licensee may not use terms such as "assorted" or "irregular" without a style specification. All sales of the Licensed Products will be made on sequentially numbered invoices that (a) contain sales only of the Licensed Products, (b) contain a statement that the invoice shall be paid only to an account owned by Licensee or its assignee, and (c) are recorded in a separate ledger account.

10.5 Underpayments. If, upon any examination of Licensee's books and records, Hilfiger discovers any royalty underpayment by Licensee, Licensee will make all payments required to be made to correct and eliminate such underpayment within ten (10) days after Hilfiger's demand. In addition, if said examination reveals a royalty underpayment of * percent or more, for any royalty period, Licensee will reimburse Hilfiger the cost of said examination within ten (10) days after Hilfiger's demand.

10.6 Financial Statements. Licensee will provide to Hilfiger a certified, audited financial statement within one hundred twenty (120) days after the end of each fiscal year of Licensee, prepared by a chartered accountant having no interest in Licensee's business and approved by Hilfiger. Licensee will also provide to Hilfiger quarterly officer's certificates within thirty (30) days after the end of each quarter.



__________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

                  ARTICLE 11. REPRESENTATIONS AND WARRANTIES

11.1 Representations and Warranties of Licensee. Licensee hereby represents, warrants and covenants that:

          a. it has the full right, power and authority to enter into this Agreement, and to perform all of its obligations hereunder;

          b. it is financially capable of undertaking the business operations which it conducts and of performing its obligations hereunder;

          c. it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          d. all necessary corporate acts have been effected by it to render this Agreement valid and binding upon it; and

          e. in its negotiations relative to this Agreement, it has not utilized the services of any finder, broker or agent, and it owes no commission or fees to any such person in relation hereto. Licensee agrees to indemnify Hilfiger against, and hold it harmless from, any and all liabilities (including, without limitation, reasonable legal fees) to any person, firm or corporation claiming commissions or fees in connection with this Agreement or the transactions contemplated hereby as a result of an agreement with or services rendered to Licensee.

              ARTICLE 12. CONFIDENTIALITY AND HIRING OF EMPLOYEES

12.1 Confidentiality. Any and all information of any kind in any form acquired, devised or developed from Hilfiger, Hilfiger's files or Hilfiger's personnel, including but not limited to this Agreement, prints, designs, ideas, sketches and other materials or Trade Secrets, shall be deemed Confidential Information and shall be maintained by Licensee, Affiliates of Licensee, employees, attorneys, accountants and bankers, in strict confidentiality. Licensee agrees not to disclose, in whole or in part, any Confidential Information to any third party, except upon consent of Hilfiger or pursuant to, or as may be required by law, or in connection with regulatory or administrative proceedings and only then with reasonable advance notice of such disclosure to the other, and provided (a) that each such person shall agree to be bound by the terms of this Agreement; (b) that Confidential Information shall be used by Licensee, and such persons solely as provided hereunder; and that Confidential Information shall be revealed only to those officers, directors and employees of Licensee, respectively, on a need to know basis. Licensee shall take all reasonable precautions to protect the secrecy of the materials, samples, and designs described in this article prior to their commercial distribution or the showing of samples for sale, and shall not sell any merchandise employing or adapted from any of said designs except under the Trademarks. Hilfiger shall take all reasonable precautions to protect the secrecy of the original designs created by Licensee for

Licensed Products prior to their advertisement, commercial distribution or the showing of samples for sale. Neither Hilfiger nor Licensee may, at any time during the term of this Agreement, disclose or use for any purpose, other than as contemplated by this Agreement, any revealed or otherwise acquired confidential information and data relating to the business of the other.

12.2      Hiring of Hilfigers Employees. During the Term and for a period of two
(2) years thereafter, Licensee will not directly or indirectly employ on a full or part-time basis any employee of Hilfiger or its affiliates.

                     ARTICLE 13. TRADEMARKS AND COPYRIGHTS

13.1 Rights to the Trademark. Licensee acknowledges the great value of the goodwill associated with the Trademarks, and acknowledges that the Trademarks and all the rights therein, and goodwill attached thereto, belong exclusively to Hilfiger. Licensee will not, during the Term or thereafter: (a) do, or otherwise suffer to be done, any act or thing that might, in any way, adversely affect the rights of Hilfiger in and to the Trademarks or that, directly or indirectly, may reduce the value of the Trademarks or detract from their reputation; (b) prosecute an application to register the Trademarks; (c) attack Hilfiger's title or right in and to the Trademarks; (d) attack the validity of this license or the Trademarks; or (e) contest the fact that Licensee's rights under this Agreement (i) are solely those of a manufacturer and distributor, and (ii) subject to the provisions of Articles 14 and 15 hereof, cease upon expiration or termination of this Agreement. The provisions of this Paragraph 13.1 will survive the expiration and termination of this Agreement.

13.2 Protecting the Trademarks. Licensee will cooperate fully and in good faith with Hilfiger for the purpose of securing, preserving and protecting Hilfiger's rights in and to the Trademarks. At the request of Hilfiger, Licensee will execute and deliver to Hilfiger any and all documents and do all other acts and things that Hilfiger deems necessary or appropriate to make fully effective or to implement the provisions of this Agreement relating to the ownership, use or registration of the Trademarks.

13.3 Compliance with Notice and Other Requirements. Licensee will use the Trademark strictly in compliance with all applicable legal requirements. Whenever the Trademarks are used on any item of packaging or labeling or in any advertisement, they must be followed, in the case of a registered trademark by the registration symbol, i.e.,(R) and in the case of all other trademarks by the symbol (TM), or other appropriate symbols of similar import acceptable to Hilfiger or required by applicable law. Upon expiration or termination of this Agreement for any reason whatsoever, Licensee will execute and deliver to Hilfiger any and all documents required by Hilfiger for terminating any and all registered user agreements and other documents regarding Licensee's use of the Trademarks.

13.4 Ownership of Copyrights. Any copyrights created by or for Licensee in any sketch, design, print, package, label, tag or the like, designed and approved for use in connection with

Licensed Products, are hereby assigned by Licensee to Hilfiger. Licensee will not, at any time, do, or otherwise suffer to be done, any act or thing that may adversely affect any rights of Hilfiger in such copyrights and will, at Hilfiger's request, do all things reasonably required by Hilfiger to preserve and protect said rights, including the placement of appropriate notices of copyright ownership.

13.5 Infringement. Licensee must promptly notify Hilfiger of any infringement or other misuse of the Trademarks or the use by any person of any trademarks or trade names confusingly similar to the Trademarks that comes to its attention. Hilfiger will take such action as it deems advisable, and Licensee will assist in such action, as Hilfiger may reasonably request, at Hilfiger's expense. In no event, however, will Hilfiger be required to take any action if it deems it inadvisable to do so, and Licensee will have no right to take any action without the prior written consent of Hilfiger. However, in the event of any infringement or other misuse of the Trademarks on items identical or similar to Licensed Products, Hilfiger will take the measures it deems appropriate to protect the Trademarks, and Licensee, at Hilfiger's request, will pay the costs in excess of * Yen incurred therefor in any Annual Period, including judicial expenses and legal fees.

13.6 Counterfeit Protection. Licensee will cooperate with Hilfiger in all efforts to prevent counterfeiting. All Licensed Products shall bear and use any counterfeit preventive system, devices or labels designated by Hilfiger. At its option, Hilfiger may supply the system, devices or labels (provided that they are supplied on a timely basis), that Licensee must use. Licensee will pay all reasonable costs for such system, devices or labels, in advance.

13.7 Use of Other Trademarks. During the Term, neither Licensee, nor any persons and business entities which are now and hereafter controlled and managed directly or indirectly by Licensee, or company in which Licensee is a partner, may act as a licensee or distributor in the Territory of any products within the definition of Licensed Products, under any name which is currently, or in the future becomes, directly competitive with Hilfiger, unless expressly consented to by Hilfiger. By way of illustration, attached hereto as Exhibit J is a non-exhaustive list of names that Hilfiger considers to be directly competitive with Hilfiger. If such consent is given, unless prohibited by other agreements, Licensee will provide Hilfiger with samples of any such competitive products it manufactures and distributes that do not bear the Trademarks. (Licensee may act as a manufacturer only of such products, provided that Licensee is not the licensee or distributor thereof.) In all cases, the design and style of any such products or any of Licensee's private label products, must be clearly distinguished from Licensed Products. A breach of this clause will constitute a violation of Licensee's obligation to use its best efforts to exploit this license. Licensee must maintain the design, merchandising, packaging, sales and display of all of Licensee's other products separate and distinct from Licensed Products.

__________________
* This information, which has been filed separately with the Securities and Exchange Commission, has been omitted and is the subject of a request made to the Commission for confidential treatment.

13.8 Use of Trademarks on Invoices, etc. Licensee must submit to Hilfiger for prior approval, the proposed use of the Trademarks on invoices, business cards, order forms, stationery and related materials and in advertising in telephone and other directory listings.

13.9 Monitoring. Licensee will actively monitor use of the Trademarks by third parties, including by its customers, and will use its best efforts to see that such use does not impair the image or reputation of the Trademarks; provided, however, that Licensee will have no obligation to place any unlawful restrictions on third parties.

                            ARTICLE 14. INSOLVENCY

14.1 Effect of Proceeding in Bankruptcy, etc. If either party institutes for its protection or is made a defendant in any proceeding under bankruptcy, insolvency, reorganization or receivership law, or if either party is placed in receivership or makes an assignment for benefit of creditors or is unable to meet its debts in the regular course of business, the other party may elect to terminate this Agreement immediately by written notice to the other party without prejudice to any right or remedy the terminating party may have, including, but not limited to, damages for breach.

14.2 Rights Personal. The license and rights granted hereunder are personal to Licensee. No assignee for the benefit of creditors, receiver, trustee in bankruptcy, sheriff or any other officer or court charged with taking over custody of Licensee's assets or business, shall have any right to continue performance of this Agreement or to exploit or in any way use the Trademarks if this Agreement is terminated pursuant to Paragraphs 14.1 and 14.2, except as may be required by law.

14.3      Trustee in Bankruptcy. Notwithstanding the provisions of Paragraph
14.2 above, in the event that, pursuant to applicable bankruptcy law (the "Code"), a trustee in bankruptcy, receiver or other comparable person, of Licensee, or Licensee, as debtor, is permitted to assume this Agreement and does so and, thereafter, desires to assign this Agreement to a third party, which assignment satisfies the requirements of the Code, the trustee or Licensee, as the case may be, must notify Hilfiger. Said notice shall set forth the name and address of the proposed assignee, the proposed consideration for the assignment and all other relevant details thereof. The giving of such notice will be deemed to constitute an offer to Hilfiger to have this license assigned to it or its designee for such consideration, or its equivalent in money, and upon such terms as are specified in the notice. Hilfiger may accept the aforesaid offer only by written notice given to the trustee or Licensee, as the case may be, within fifteen (15) days after Hilfiger's receipt of the notice to such party. If Hilfiger fails to deliver such notice within the said fifteen (15) days, such party may complete the assignment referred to in its notice, but only if such assignment is to the entity named in said notice and for the consideration and upon the terms specified therein. Nothing contained herein will be deemed to preclude or impair any rights that Hilfiger may have as a creditor in any bankruptcy proceeding.

                    ARTICLE 15. EXPIRATION AND TERMINATION

15.1 Other Rights Unaffected. Expiration or termination of this Agreement will not affect any obligation of Licensee to make payments to Hilfiger hereunder accruing prior to such expiration or termination or in respect to an antecedent breach of this Agreement, and will not prejudice any other right of Hilfiger hereunder including, without limitation damages for breach, and Licensee agrees to reimburse Hilfiger for any costs and expenses (including attorneys' fees) incurred by Hilfiger in enforcing its rights hereunder. Except as required by law, no assignee for the benefit of creditors, receiver, liquidator, sequestrator, trustee in bankruptcy, sheriff or any other officer of the court or official charged with taking over custody of Licensee's assets shall have the right to continue the performance of this Agreement.

15.2 Termination Without Right to Cure. Hilfiger will have the right to immediately terminate this Agreement by giving Licensee a notice of termination, without giving Licensee any right to cure, if Licensee:

          a. makes an unauthorized disclosure of confidential information, Trade Secrets, or materials given or loaned to Licensee by Hilfiger;

          b. institutes proceedings seeking relief under a bankruptcy act or any similar law, or otherwise violates the provisions of Paragraph 14.1 thereof;

          c. transfers or agrees to transfer substantially all of its property, its shares of stock or, this Agreement in violation of Paragraphs 21.5 or 21.6 hereof;

          d.   exhibits, displays, or distributes unapproved products;

          e. without the prior written consent of Hilfiger, uses the Trademarks in an unauthorized or improper manner;

          f.   uses the Trademarks in connection with another trademark or name;

          g. intentionally misrepresents any financial data regarding its business under this license; or

          h. places, or participates in, any unapproved or prohibited advertising.

15.3 Termination with Right to Cure. If Licensee breaches any of its other obligations under this Agreement, Hilfiger will have the right to terminate this Agreement by giving Licensee a notice of intention to terminate to Licensee. Termination will become effective automatically and without further notice unless Licensee completely cures the breach within fifteen (15) days after the giving of such notice. Termination based upon Licensee's failure to comply with the Minimum Sales Levels will become effective thirty (30) days after the giving of the notice. If the notice relates to royalties or to product quality, pending cure, Licensee may ship no Licensed Products; if Licensee does ship, it will automatically forfeit its right to cure and the license shall terminate immediately. To fully cure its breach, Licensee must also reimburse Hilfiger for its attorneys' fees incurred in investigating and analyzing the breach and issuing the notice of breach and for any other communication in connection therewith. Upon the giving of a notice of intention to terminate for the second time, for any reason, Licensee will no longer have the right to cure any violation, and termination will be effective upon the giving of a notice of termination.

15.4 Effect of Expiration or Termination. Upon expiration or termination of this Agreement for any reason whatsoever:

          a.   Reversion of Rights. All of the rights of Licensee under this
               -------------------
Agreement will terminate and immediately revert to Hilfiger. Licensee, except as specified below, will immediately discontinue use of the Trademarks, whether in connection with the sale, advertisement or manufacture of Licensed Products or otherwise, and will not resume the use thereof or adopt any colorable imitation of the Trademarks or any of their components or designs incorporated therein or material parts thereof.

          b.   Royalties. All royalties on sales theretofore made will become
               ---------
immediately due and payable.

          c.   Return of Labels and Other Materials. At Hilfiger's option,
               ------------------------------------
Licensee will (i) promptly destroy, or (ii) convey to Hilfiger (at a price equal to Licensee's book value thereof) and free of all liens and encumbrances, all plates, engravings, silkscreens, computer tapes, molds, stitching patterns or the like used to make or reproduce the Trademarks in Licensee's possession or control, and all items affixed with likenesses or reproductions of the Trademarks in Licensee's possession or control whether Labels, bags, boxes, tags or otherwise. Licensee will deliver to Hilfiger, free of charge, all sketches, designs and the like in its possession or control. Hilfiger will have the option, exercisable upon notice to Licensee within thirty (30) days after termination, to negotiate the purchase of the Labels that were not supplied by Hilfiger. If such negotiations do not result in the purchase of those Labels, Licensee will destroy those Labels under the supervision of Hilfiger, and Licensee will deliver to Hilfiger a certificate of destruction signed by an authorized officer of Licensee.

          d.   Pending Orders. Except as otherwise provided below, Licensee will
               --------------
be entitled for a period of one hundred eighty (180) days after expiration or termination of this Agreement, to consummate all sales of Licensed Products that were firm upon the delivery of the Inventory Schedule specified in Paragraph 15.4(e) below.

          e.   Inventory/Right to Purchase. Licensee shall immediately deliver
               ---------------------------
to Hilfiger an Inventory Schedule. The Inventory schedule will be prepared as of the close of business on the date of such termination and will reflect the direct cost of each Licensed Product (actual manufacturing cost, not including overhead or any general or administrative expenses). Hilfiger will have the right to conduct a physical inventory of Licensed Products in Licensee's possession or control. Hilfiger will have the option, exercisable by notice to Licensee, within thirty (30) days after its receipt of the complete Inventory Schedule, to purchase any or all of the Inventory for an amount equal to Licensee's cost. In the event Hilfiger sends such notice, Hilfiger may collect the Inventory it elects to purchase within ninety (90) days after Hilfiger's notice.

          f.   Inventory/Right to Sell Off. Except as otherwise provided below,
               ---------------------------
if Hilfiger does not elect to purchase the Inventory, Licensee may sell off Licensed Products up to a period of one hundred eighty (180) days after the date of expiration or termination.

          g.   Non-Conforming Products. Under no circumstances will Licensee be
               -----------------------
permitted to (i) sell Licensed Products that have not been approved in accordance with Paragraph 6.3 above or are in any non-conforming as to style or quality; or (ii) advertise or promote the Trademarks during the sell-off period without Hilfiger's prior approval. The sell off of Licensed Products will be subject to all of Licensee's obligations hereunder, including, but not limited to, royalty payment obligations.

          h.   Remaining Products. At the end of such one hundred eighty (180)
               ------------------
day period, any Licensed Products remaining in Licensee's possession will, at the request of and under the supervision of Hilfiger, be destroyed.

          i. Licensee shall discontinue the use of any decor, interior or exterior decoration, signs, displays, furniture, fixtures, advertising and/or promotional material, and the like, that are unique or distinctive to Stores, and either destroy the same or turn over same to Hilfiger or its designee at a cost mutually agreed upon.

          j. Licensee shall return to Hilfiger any materials obtained by Licensee, from or through Hilfiger, including, but not limited to, all Proprietary Materials and all promotional and point-of-sale materials without compensation.

          k. Licensee shall execute and deliver to Hilfiger any and all documents required by Licensor terminating any and all trademark registrations, Registered User agreements and other documents regarding this Trademark.

          l. Licensee shall cease and desist from using any business name or symbol that may associate Licensee with Hilfiger or the Merchandise, and cancel any and all registrations or listings that may have been obtained prior to the execution of this Agreement which associated Licensee with Licensor, including telephone listings.

          m. Licensee shall notify all suppliers, utilities, landlords, creditors, and concerned others that Licensee is no longer affiliated with Hilfiger.

          n. Licensee shall discontinue use of any of the Trademarks, Trade Secrets or other Proprietary Materials, or anything similar to, or which may be confused with the Trademarks or Proprietary Materials. Licensee shall not identify itself or any present or future store or entity, as having been in any way associated with Hilfiger or the Merchandise.

          o. Licensee shall notify all owners or lessors of the Stores not directly owned or leased by Licensee that Licensee's rights to the Trademark have ceased and that all the Stores must be stripped of the Trademark and other indicia of Hilfiger within one hundred eighty (180) days of the date of expiration or termination of this Agreement.

15.5 Store Operations and Leases. Upon the termination of this Agreement for any reason, Licensee agrees that Hilfiger has the option, but not the obligation, to have Licensee assign its Leases or other documents of occupancy to Hilfiger to the extent legally possible and/or permissible under the relevant Leases or documents of occupancy. Before any such assignment, Licensee shall bring all of its Store premises into full compliance with the requirements of the Leases or other documents of possession and bring all accounts with the lessors or other grantors current as of the date that Hilfiger assumes possession of the premises, as well as indemnify Licensor against all loss and costs arising by virtue of or attributable to the Leases prior to the assignment. Hilfiger shall also have the option to cause Licensee to immediately obtain a new telephone listing and telephone number and to assign its previous telephone listing and number to Licensor. In addition, Licensee agrees that upon termination Licensor shall be authorized to enter and, at Licensee's expense, strip the Stores of any indicia of the Trademark if such indicia have not been removed within one hundred eighty (180) days of termination. Licensee hereby acknowledges that if Licensee does not actually own or directly lease the Stores, Licensee shall be solely liable to such owners and/or licensees for any damages caused by the removal of the Hilfiger's names and materials from the stores and for any investment losses, and shall indemnify and hold Hilfiger harmless for any claims from third parties arising out of the closure of such Stores.

15.6 Freedom to License. In the event of expiration or termination of this Agreement or the receipt by Hilfiger of a notice or termination from Licensee, Hilfiger will be free to license to others the use of the Trademarks in connection with the manufacture and sale of Licensed Products in the Territory.

15.7 Royalty Payments on Termination. Upon termination of this Agreement as a result of a breach by Licensee, the total amount of the Guaranteed Minimum Royalties for the balance of the Term, although not yet due, shall, without notice of demand, forthwith become and be immediately due and payable.


                 ARTICLE 16. RELATIONSHIP BETWEEN THE PARTIES

16.1 No Agency. Licensee shall not represent itself as the agent or legal representative of Hilfiger, Hilfiger's affiliates or Tommy Hilfiger for any purpose whatsoever and shall have no right to create or assume any obligation of any kind, expressed or implied, for or on behalf of them in any way whatsoever. Hilfiger shall similarly not represent itself as the agent or legal representative of Licensee.

                            ARTICLE 17. THE STORES

17.1 Design of the Stores. Hilfiger retains sole discretion and approval over the design of all Stores in order to maintain a uniform worldwide image.

17.2 Construction. The Stores must be constructed and equipped in all respects in accordance with any plans, standards and specifications furnished by or approved by Hilfiger. In particular, all fittings, fixtures, furnishings, signs, equipment and methods of exterior and interior design must conform with Hilfiger's specifications and the quality of the same shall be subject to Hilfiger's approval. The fixtures may be purchased by Licensee only from vendors and sources approved by Hilfiger. If Hilfiger requires an "on site" visit in order to grant approval of plans or grant final approval of a Store, the cost of such "on site" approval, including business class airfare, hotel accommodations and expenses, shall be paid by Licensee. Hilfiger's requirement of compliance to construction specifications shall not be construed as a determination by Hilfiger that the specified requirements comply with all applicable regulations and laws nor shall the same create a liability on Hilfiger's part in connection with the specifications or the construction in accordance therewith.

17.3 Costs. Licensee shall be solely responsible for all costs associated with Stores. This includes but is not limited to all real estate purchasing costs or lease expenses; all costs of construction of the store(s) in accordance with Hilfiger's architectural and design requirements; all architect fees and costs; the cost of design manuals, if any; the expenses of equipping the Stores with approved fixtures; and so forth.

17.4 Maintenance. The maintenance and repair of the Stores is the sole responsibility of Licensee. Licensee shall keep and maintain the Stores, including the interior, exterior, immediately surrounding areas, signs, trade fixtures, equipment, decor, furnishings, and all other tangible property used in connection with the Stores in first class condition of repair and appearance, and to replace any item or property that is not capable of being maintained in the such condition of repair and appearance. All replacement and/or redecoration of the Stores or any material part thereof or thing therein or thereon other than mechanical equipment and items which are replaced with items of the same style and quality, shall be made only with the prior written consent of Hilfiger. Licensee shall repair, refinish, repaint, replace, and/or otherwise redo the Stores, the furnishings, fixtures, decor, and any other tangible part or property of the Stores at Licensee's expense at such time as Hilfiger may reasonably direct so as to maintain the Stores in the condition described above.

17.5 Alterations. Licensee shall not alter or modify the premises in any material respect without the prior written consent of Hilfiger.

17.6 Future Renovations. The parties recognize that from time to time Hilfiger may revise or alter the design and appearance of its retail throughout the world, and that all Licensee's Stores will, after four (4) years from the opening of any particular Store, also be required to be renovated to maintain such a consistent worldwide image, should there indeed be a planned revision on a global basis. All costs associated with such future renovations will be borne by Licensee. In the event that, within a reasonable period of time, Licensee cannot or does not undertake the renovation of its Stores in accordance with such design changes, Licensee shall be in breach of this Agreement and Hilfiger will have the right upon six (6) months notice to Licensee, to remove those particular Stores which Licensee has not renovated from the list of Approved Locations, terminating this Agreement as to those particular stores.

17.7 Store Appearance. Licensee shall maintain the highest standards of cleanliness, appearance, service, methods of operation and management techniques to protect and enhance the business, reputation and goodwill of the Stores and of the Trademark.

17.8 Quality. Licensee recognizes that it is essential for Hilfiger's reputation that first class standards of quality and service be maintained at the Stores. Licensee therefore agrees, as part of the consideration for the granting of this license, that Licensee shall at all times exercise direct and personal supervision and control of all Stores and shall conduct the operation of the Stores in a first class manner as determined by Hilfiger in its sole discretion. Licensee understands and acknowledges that all aspects of the operation of the Stores and Licensee's compliance with all provisions or
                                                       ---
requirements of this Agreement is essential to Hilfiger.

17.9 Inventories. In all Stores, Licensee shall carry a product mix reasonably specified by Hilfiger. Licensee shall, to the greatest extent practicable, order and carry, at Licensee's expense, a reasonable quantity and representative styles and sizes of all product categories of Licensed Products.

17.10 Exclusivity. The Stores may only carry products which bear the Trademark, or such other mark, name, and/or symbols as may be used by Hilfiger from time to time.

17.11 Packaging. Licensee shall use only items of wrapping and packaging as may be supplied or approved in writing, by Hilfiger. If the wrapping and packaging is changed, Licensee will be permitted to use up its stock of the previous wrapping and packaging.

17.12 Store Specifications. Licensee, agrees that no items other than those approved in writing by Hilfiger or heretofore used in the Stores, will be used, sold, displayed, exhibited, shown, or otherwise employed in the Stores. Should Hilfiger change its specifications, Licensee shall, at Hilfiger's expense, comply with the revised specifications. Licensee shall be given a reasonable time to exhaust Licensee's inventory of the previously specified items which are subject to use in the course of business, and to amortize the cost of items not normally consumed in the operation of the Stores.

17.13 Visits By Licensor. Licensee shall have its retail operations manager or other qualified representative reasonably available by telephone to discuss with Hilfiger matters concerning the operation of the Stores. Hilfiger may, at its own expense, send a representative or representatives to visit any of the Licensee's stores, at such times as Hilfiger may determine. Licensee shall be present during such visits, upon adequate prior notice of such visits, and to cooperate with Hilfiger's personnel during such visits.

17.14 Image. Licensee shall maintain an image and reputation of the Stores consistent with Hilfiger's standards and the standards set forth in this Agreement. In order to maintain such image and reputation, should Hilfiger notify Licensee at any time of material defects or deficiencies in the appearance or conduct of any of the Stores, Licensee agrees to promptly correct any such item or items at Licensee's expense.

17.15 Permits. Licensee shall obtain and maintain at Licensee's expense all licenses and permits necessary for the operation of the Stores. Licensee shall timely comply with the orders, regulations, rules, and directives of government officials in the conduct of their official rules as they pertain to the construction, appearance, operation, and conduct of the Stores and the Stores premises. Licensee shall promptly notify Hilfiger of any such order, regulations, rules or directives, which may effect the due compliance with Licensee's obligations hereunder.

17.16 Expenses. Licensee agrees that it is solely responsible for all taxes and operating expenses, and any and all other outlays or responsibilities, involving money or performance of any other nature, incurred or resulting on any way from the construction, opening, operation or otherwise related to the conduct of the Stores, unless the same were specifically incurred by Hilfiger and except as otherwise provided herein.

17.17 Business Practices. Licensee shall maintain moral and ethical business practices consistent with Hilfiger's image in the operation and conduct of the Stores so as to maintain the goodwill in the eyes of the public for the Trademark, and for the Merchandise, and supervise and evaluate the performance of Licensee's staff to ensure that each renders service as previously provided to the general public. Licensee's staff must strictly adhere to the customer service guidelines from time to time adopted by Hilfiger and notified to Licensee. Licensee's staff shall be trained by Hilfiger in the practices and procedures appropriate in the operation of the Stores to aid in the opening of the first Store and Licensee shall reimburse Licensor for Licensor's expenses reasonably incurred in connection with such training, including "on-site" visits if such visits are requested by Licensee to aid in Store openings.

17.18 Type of Sales. Licensee may not conduct any special promotions, liquidation sales, going-out-of-business sales, auctions, or other sales not in the ordinary course of business without the prior written consent of Hilfiger. It is understood that Licensor is not empowered to fix or regulate the prices for which the Licensed Products are to be sold, either at the wholesale or retail level, but in order to assist Licensee, a suggested retail markdown schedule will be supplied by Hilfiger which will assist Licensee in preserving the goodwill and prestigious nature of the Trademark. To the extent commercially practicable, Licensee shall give due consideration to Hilfiger's recommended pricing and markdown guidelines.

17.19 Employee Attire. Licensee shall be responsible for having all personnel employed at the Stores wear such standard Tommy Hilfiger(R) attire or uniforms during business hours as may be designed by Hilfiger from time to time. The cost of supply of such standard attire or uniforms shall be borne solely by the Licensee.

17.20 Inspections. Licensee shall permit Hilfiger, or its authorized agents and representatives, to enter and inspect the Stores in order to evaluate the operations and to examine the products being displayed and sold, for the purposes of ascertaining that Licensee is operating the Stores in accordance with the terms of this Agreement. Inspections may be conducted at any time during the regular business hours of the Stores. Hilfiger shall notify Licensee of any deficiencies detected during such inspection and Licensee shall promptly correct any such deficiencies. Upon notification by Hilfiger that Licensee is selling substitutions for the Merchandise, Licensee shall immediately cease and desist from the further sale thereof, and make all of the necessary corrections and remove those designated items from the Approved Location. Any items not permitted hereunder shall, at Hilfiger's request, be delivered to Hilfiger, without cost to Hilfiger, for Hilfiger's use and disposal. Hilfiger may remove and dispose of any products not permitted hereunder which are found at an Approved Location. Licensee shall reimburse Hilfiger for the cost of removal, shipping, storage, testing and disposal of such products. Hilfiger shall not be liable under any circumstances for consequential damages, even if the products removed are ultimately determined by Hilfiger not to be from an unapproved source, but shall only be liable to Licensee for the actual profits lost from the sale of the confiscated goods.

                  ARTICLE 18.  INDEMNIFICATION AND INSURANCE

18.1 Indemnification by Licensee. Licensee will indemnify, defend, and hold harmless Hilfiger, Tommy Hilfiger individually, and their directors, officers, employees, agents, officials and related companies from and against any and all losses, liability, claims, causes of action, damages and expenses (including reasonable attorneys' fees and expenses in actions involving third parties or between the parties hereto) that they or any of them may incur or be obligated to pay in any action, claim or proceeding against them or any of them, for or by reason of any acts, whether of omission or commission, that may be committed or suffered by Licensee or any of its servants, agents or employees in connection with or in any way related to Licensee's performance of this Agreement, including Licensee's use of Licensee's own designs, in connection with Licensed Products manufactured by or on behalf of Licensee or patent, trademark, copyright or other proprietary rights; provided, however, that Hilfiger gives Licensee prompt notice of, and full cooperation in the defense against, such claim. If any action or proceeding is brought or asserted against Hilfiger in respect of which indemnity may be sought from Licensee under this Paragraph 18.1, Hilfiger will promptly notify Licensee thereof in writing, and Licensee will assume and direct the defense thereof. Hilfiger may thereafter, at its own expense, be represented by its own counsel in such action or proceeding. Hilfiger and Licensee will keep each other fully advised of all developments and shall cooperate fully with each other and in all respects in connection with any such defense. The provisions of this paragraph and Licensee's obligations hereunder will survive any termination or rescission of this Agreement.

18.2 Notice of Suit or Claim. Licensee shall promptly inform Hilfiger by written notice of any suit or claim against Licensee in connection with or in any way related to Licensee's performance under this Agreement, whether such suit or claim is for personal injury, involves alleged defects in the Licensed Products manufactured, sold or distributed hereunder, or otherwise.

18.3 Indemnification by Hilfiger. Hilfiger will indemnify, defend, and hold harmless Licensee against any and all liabilities, damages and expense (including reasonable attorneys' fees, costs and expenses) which Licensee may incur or be obligated to pay in any action or claim against Licensee for infringement of any other person's claimed right to use a trademark in the Territory, but only where such action or claim results from Licensee's use of the Trademarks in the Territory in accordance with the terms of this Agreement. Licensee will give Hilfiger prompt written notice of any such claim or action, and thereupon Hilfiger will undertake and conduct the defense of any suit so brought. It is understood, however, that if there is a dispute between Hilfiger and Licensee as to whether the suit was brought as a result of Licensee's failure to use the Trademarks in accordance with this Agreement, Licensee may be required to conduct such defense unless and until it is determined that no such misuse of the Trademarks occurred. In the event appropriate action is not taken by Hilfiger within thirty (30) days after its receipt of notice from Licensee, Licensee will have the right to defend such claim or action in its own name, but no settlement or compromise of any such claim or action may be made without the prior written approval of Hilfiger. In either case, Hilfiger and Licensee will keep each other fully advised of all developments and shall cooperate fully with each other and in all respects in connection with any such defense. Such indemnification will be deemed to apply solely to the amount of the judgment, if any, against Licensee, and sums paid by Licensee in connection with its defense, and will not apply to any consequential damages suffered by Licensee that are not included in the aforementioned judgment. Such indemnification will not apply to any damages sustained by Licensee by reason of claimed infringement other than those specified above.

                             ARTICLE 19.  NOTICES

19.1 Manner of Notice. Any notice, request for approval, communication or legal service of process required or arising out of or under this Agreement will be effective only when personally delivered in writing, or on the date when the notice, request, service or communication is transmitted confirmed by electronic facsimile (with a second confirmation copy to be sent by mail) or the day after the notice, service or communication is sent by overnight air courier service (e.g., FedEx Courier); or five (5) days after the date of mailing by first class registered mail. All notices will be sent to the parties at the addresses listed below or to such other persons and addresses as may be designated in writing by the parties to each other. The date a notice will be deemed to be transmitted, sent by overnight air courier or mailed will be the date at the notifying party's place of business at the time of transmission, sending or mailing.

To Hilfiger:             TOMMY HILFIGER LICENSING, INC.
                         913 N. Market Street
                         Wilmington, Delaware 19801
                         Attention: Virginia Cleary
                         Telephone (302) 652-8098
                         Facsimile: (302) 652-1768

with a copy to:          TOMMY HILFIGER U.S.A., INC.
                         42 West 39/th/ Street
                         New York, New York 10018, U.S.A.
                         Attention: Lynn Shanahan
                         Telephone: (212) 548-1665
                         Facsimile: (212) 548-1894

To Licensee:             T.H.M.J. Incorporated
                         8-20 Nishigotanda 8-chome
                         Shinagawa-Ku, Tokyo
                         Japan
                         Attention:
                         Telephone:
                         Facsimile:

                    ARTICLE 20.  SUSPENSION OF OBLIGATIONS

20.1 Suspension of Obligations (Force Majeure). If Licensee is prevented from performing any of its obligations because of governmental regulation or order, or by strike or war, declared or undeclared, or other calamities such as fire, earthquake, or similar acts of God, or because of other similar or dissimilar cause beyond the control of Licensee, Licensee's obligations will be suspended during the period of such condition. If such condition continues for a period of more than one hundred twenty (120) days, Hilfiger will have the right to terminate this Agreement. If the force majeure does not impact Licensee directly but it prevents Licensee from manufacturing and/or delivering Licensed Products, due to an inability to obtain fabric or other materials, destruction of no more than one hundred twenty (120) days to find alternate sources and Licensee will advise Hilfiger on a weekly basis of the progress it has made in that regard. If, in Hilfiger's reasonable opinion, Licensee fails to diligently proceed to obtain alternate sources, or if the condition continues for more than one hundred twenty (120) days, whichever first occurs, Hilfiger shall have the right to terminate this Agreement.

                          ARTICLE 21.  MISCELLANEOUS

21.1 Benefit. This Agreement will insure to the benefit of and be binding upon the parties hereto, and to their permitted successors and assigns.

21.2 Entire Agreement; Amendment. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and this Agreement may not be amended or modified, except in a writing signed by both parties hereto.

21.3 Non-Waiver. The failure of either party to enforce at any time any term, provision or condition of this Agreement, or to exercise any right or option herein, except Licensee's request for Extension, will in no way operate as a waiver thereof, nor will any single or partial exercise preclude any other right or option herein; and no waiver whatsoever will be valid unless in writing, signed by the waiving party, and only to the extent set forth in such writing.

21.4 No Assignment Without Consent. The license and rights granted to Licensee hereunder are personal in nature, and Licensee may not sell, transfer, lease, sublicense or assign this Agreement or its rights or interest hereunder, or any part hereof, by operation of law or otherwise, without the prior written consent of Hilfiger, which consent may be withheld by Hilfiger in its sole and absolute discretion, except that Licensee shall have the right, upon written notice to Hilfiger, to assign this Agreement to a corporation, subsidiary or affiliate under the same direction and control as Licensee; provided, however, that in such event Licensee unconditionally guarantees the performance and obligations of such corporation, subsidiary or affiliate under this Agreement. Anything herein to the contrary notwithstanding, Licensee shall, on fifteen (15) days written notice to Hilfiger, be permitted to change its name and address to Tommy Hilfiger Japan Corporation

("THJ"), 4/F, Minami Aoyama Daiichi Mansions, 5-1-10 Minami-Aoyama, Minato-Ku, Tokyo, Japan.

21.5 Sale of Assets. A sale or other transfer of all or substantially all of the assets of Licensee or a change in the control of Licensee will be deemed an assignment of Licensee's rights and interests under this Agreement to which the terms and conditions of Paragraph 21.4 of this Agreement shall apply.

21.6 Sale of Stock/Interest. Any transfer, by operation of law or otherwise, of Licensee's interest in this Agreement (in whole or in part), of a fifty (50%) percent or greater interest in Licensee (whether in one or in a series of transactions in Licensee, whether of stock, partnership interest or otherwise), or any interest directly or indirectly to a competitor of Hilfiger shall be
   ---
deemed an assignment of Licensee's rights and interest under this Agreement to which the terms and conditions of Paragraph 21.4 of this Agreement shall apply. The issuance of shares of stock to other than the existing shareholders is deemed to be a transfer of that stock for the purposes of this paragraph. If there has been a previous transfer of less than a fifty (50%) percent interest in Licensee, then any other transfer of an interest in Licensee which when added to the total percentage previously transferred totals a transfer of a fifty (50%) percent or greater interest of Licensee shall be deemed an assignment of Licensee's interest in this Agreement within the meaning of this paragraph to which the terms and conditions of Paragraph 21.4 shall apply.

21.7 Assignment by Hilfiger. Hilfiger has a complete and unrestricted right to sell, transfer, lease or assign its rights and interests in this Agreement to person or entity, providing that such transferee agrees to be bound by all of the terms and obligations of Hilfiger hereunder. When Hilfiger wishes to sell, transfer, lease or assign its rights and interests in this Agreement, Hilfiger will give reasonable notice to Licensee.

21.8 Public Offering. Licensee agrees that, without the prior written consent of Hilfiger, which consent may not be unreasonably withheld in Hilfiger's sole discretion, neither Licensee nor any Affiliate of Licensee (other than Itochu Corporation) will make any reference, explicit or otherwise, in any registration statement, prospectus or other offering document (including any related exhibits, schedules or other materials) relating to any public or private offering of equity by Licensee or any Affiliate of Licensee (other than Itochu Corporation) whose business will directly or indirectly involve or derive any benefit from this license or the Trademarks, to (a) Hilfiger or any Affiliates of Hilfiger, (b) the Trademarks or (c) this Agreement or the existence of the arrangement contemplated hereby.

21.9 Severability. If any provision or any portion of any provision of this Agreement is construed to be illegal, invalid, or unenforceable, such shall be deemed stricken and deleted from this Agreement to the same extent and effect as if never incorporated herein, but all other provisions of this Agreement and any remaining portion of any provision which is not deemed illegal, invalid or unenforceable in part shall continue in full force and effect.

21.10 Governing Law. This Agreement has been negotiated, prepared, executed and delivered in several jurisdictions, including the State of New York, United States of America. Accordingly, in order to establish with certainty that this Agreement will be governed by one body of well-developed commercial law, the parties hereto have expressly agreed that this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed and fully to be performed therein, to the exclusion of any other applicable body of governing law including, without limitation, the United Nations Convention on Contracts for the International Sale of Goods.

21.11 Jurisdiction. The parties hereby consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York and any of the courts of the State of New York in any dispute arising under this Agreement and agree further that service of process or notice in any such action, suit or proceeding will be effective if in writing and issued provided in Paragraph 20.1 hereof.

21.12 Exhibits. All Exhibits are incorporated into this Agreement. Hilfiger may revise its reporting, approval and related forms at any time at its sole discretion.

21.13 Headings. The headings of the Articles and Paragraphs of this Agreement are for convenience only and in no way limit or affect the terms or conditions of this Agreement.

21.14 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which shall constitute one and the same instrument.

T.H.M.J. INCORPORATED              TOMMY HILFIGER LICENSING, INC.

By: /s/ Kaisaku Tamaki             By: /s/ Virginia M. Cleary
    ---------------------------        -----------------------------

Name:   Kaisaku Tamaki             Name:   Virginia M. Cleary
      -------------------------          ---------------------------

Title:  Chief Executive Officer    Title: Assistant Secretary
       ------------------------           --------------------------

                                   EXHIBIT A
                                   ---------

                                  TRADEMARKS

Trademarks                   Registration Number          International Class
----------                   -------------------          -------------------

TOMMY JEANS                       2,699,963                        25

CREST DESIGN                      2,586,007                        25
                                  2,668,456                        25

TOMMY HILFIGER                    2,357,619                        25
                                  2,607,371                        25

TOMMY HILFIGER
& Flag Logo Design                3,264,281                        25

                                   EXHIBIT B
                                   ---------

                               LICENSED PRODUCTS

Mens, womens and childrens sportswear and jeans bearing the Trademark.

                                   EXHIBIT C
                                   ---------

                              ORGANIZATION CHART

                                   EXHIBIT D
                                   ---------

                          DESIGN AND PRODUCTION PLAN

                                   EXHIBIT E
                                   ---------

                                 APPROVAL FORM

FORM MUST BE SUBMITTED COMPLETE TO THE ATTENTION OF:

TOMMY HILFIGER LICENSING, INC.
25 WEST 39/TH/ STREET
NEW YORK, NEW YORK 10018

        (ALL SAMPLES SUBMITTED FOR APPROVAL MUST BE IN CORRECT FABRIC)

NAME OF LICENSEE

LICENSED PRODUCT

LICENSEE'S ADDRESS

SEASON _______________   STYLE NUMBER____________  FABRICATION

START TAKING ORDERS____________________ END TAKING ORDERS

START SHIP ____________________________ END SHIP


APPROVED___________________
                                        DISAPPROVED

COMMENTS


_____________________________           ___________________________
SIGNATURE OF LICENSEE                   SIGNATURE OF HILFIGER


DATE RETURNED TO LICENSEE _________________

                                   EXHIBIT F
                                   ---------
                          TOMMY HILFIGER CORPORATION
                          --------------------------
                           SUPPLIER CODE OF CONDUCT
                           ------------------------

We, at the Tommy Hilfiger Corporation (hereinafter "Tommy Hilfiger") are proud of our tradition of conducting our business in accordance with the highest ethical standards and in compliance with the laws of the United States and of the countries in which we produce, buy and sell our products. Tommy Hilfiger is committed to legal compliance and ethical business practices in all operations and seeks to do business with suppliers who share that commitment. Tommy Hilfiger actively seeks to engage as its suppliers, companies that offer their workers safe and healthy workplaces.

Tommy Hilfiger will not tolerate exploitative or abusive conditions once known. The Tommy Hilfiger Supplier Code of Conduct (hereinafter the "Code of Conduct") defines our minimum expectations. No Code can be all inclusive, but we expect our suppliers to act reasonably in all respects and to ensure that no abusive, exploitative or illegal conditions exist at their workplaces. Tommy Hilfiger requires its suppliers to extend principles of fair and honest dealing to all others with whom they do business, including employees, subcontractor sand other third parties. We also require our suppliers to ensure and to certify to us that no abusive, exploitative or illegal conditions exist at the workplaces of their suppliers and subcontractors. Tommy Hilfiger will only do business with suppliers who obey the laws of the country in which they operate and the principles expressed in this Code of Conduct.

Tommy Hilfiger will only do business with suppliers who have certified to us that their business practices are lawful, ethical and in compliance with the principles set forth in this Code of Conduct. Moreover, Tommy Hilfiger will only do business with suppliers who have agreed to be subjected to the scrutiny of the Tommy Hilfiger Supplier Monitoring Program under which they will be inspected and evaluated to ensure their compliance with their Code of Conduct.

Forced Labor: Tommy Hilfiger will not purchase products or components thereof
------------
from suppliers that use forced labor, prison labor, indentured labor or exploited bonded labor, or permit their suppliers to do so.

Child Labor: Tommy Hilfiger will not purchase products or components thereof
-----------
manufactured by persons younger than 15 years of age or younger than the age of completing compulsory education in the country of manufacture where such age is higher than 15.

Harassment or Abuse: Tommy Hilfiger suppliers and subcontractors must treat
--------------------
their employees with respect and dignity. No employee shall be subject to physical, sexual or psychological harassment or abuse.

Nondiscrimination: Tommy Hilfiger suppliers and subcontractors shall not subject
-----------------
any person to discrimination in employment, including hiring, salary, benefits, advancement, discipline, termination or retirement, on the basis of gender, race, religion, age disability, sexual orientation, nationality, political opinion, or social or ethnic origin.

Health and Safety: Tommy Hilfiger suppliers and subcontractors shall provide a
-----------------
safe and healthy working environment to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of employer facilities. Employers must fully comply with all applicable workplace conditions, safety and environmental laws.

Freedom of Association: Tommy Hilfiger and subcontractors shall recognize and
----------------------
respect the right of employees to freely associate in accordance with the laws of the countries in which they are employed.

Wages and Benefits: Tommy Hilfiger suppliers and subcontractors recognize that
------------------
wages are essential to meeting employees' basic needs. Tommy Hilfiger suppliers and subcontractors shall pay employees at least the minimum wage required by local law regardless of whether they pay by the piece or by the hours and shall provide legally mandated benefits.

Work Hours: Tommy Hilfiger suppliers and subcontractors shall not require their
----------
employees to work more than the limits on regular and overtime hours allowed by the law of the country of manufacture. Except under extraordinary business circumstances, Tommy Hilfiger suppliers' and subcontractors' employees shall be entitled to one day off in every seven day period. Tommy Hilfiger suppliers and subcontractors must inform their workers at the time of their hiring if mandatory overtime is a condition of their employment. Tommy Hilfiger suppliers and subcontractors shall not compel their workers to work excessive overtime hours.

Overtime Compensation: Tommy Hilfiger suppliers' and subcontractors' employees
---------------------
shall be compensated for overtime hours at such premium rate as is legally required in the country of manufacture, or in countries where such laws do not exist, at a rate at least equal to their regular hourly compensation rate.

Contract Labor: Tommy Hilfiger suppliers or subcontractors shall not use workers
--------------
obligated under contracts which exploit them, which deny them the basic legal rights available to people and to workers within the countries in which they work or which are inconsistent with the principles set forth in this Code of Conduct.

Legal and Ethical Business Practices: Tommy Hilfiger suppliers and
------------------------------------
subcontractors must fully comply with all applicable local, state, federal, national and international laws, rules and regulations including, but not limited to, those relating to wages, hours, labor, health and safety, and immigration. Tommy Hilfiger suppliers and subcontractors must be ethical in their business practices.

Penalties.  Tommy Hilfiger reserves the right to terminate its business
---------
relationship with any supplier who violates this Code of Conduct or whose suppliers or subcontractors violate this Code of

Conduct. Tommy Hilfiger reserves the right to terminate its business relationship with suppliers who fail to provide written confirmation to Tommy Hilfiger that they have a program in place to monitor their suppliers and subcontractors for compliance with the Code of Conduct.

                                   EXHIBIT G
                                   ---------

                                 CERTIFICATION
                                 -------------

In consideration of _____________________________________ ("Company") placing orders for the manufacture of Tommy Hilfiger brand merchandise with us in the future, and in compliance with Company's Manufacturing Agreement with us (the "Agreement"), we hereby certify that:

     I. Any Merchandise (including components thereof) we manufacture or cause to be manufactured under the Agreement will be manufactured in compliance with:
(1) all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and order of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the merchandise is manufactured outside the United States, it will be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor; (2) we currently have in effect and will maintain a program of monitoring all of our suppliers and subcontractors and other designated contract facilities producing TOMMY HILFIGER brand merchandise for compliance with (1) above; (3) we will obtain the signature of an authorized representative of (i) our subcontractors and other designated contract facilities producing TOMMY HILFIGER brand merchandise on a current Manufacturing Agreement in the same form as that which we have executed with Company and (ii) our suppliers on a Certification in the same form as this Certification; and (4) within two (2) weeks of the execution of this Certification, we will provide to Company the names and addresses of all of our suppliers and subcontractors and other designated contract facilities producing TOMMY HILFIGER brand merchandise under the Agreement, and all such merchandise shall be manufactured solely in factories (whether operated by our suppliers, subcontractors or other designated contract facilities) that have been inspected and approved in writing by our authorized employee or agent; and (5) all commercial invoices which accompany all TOMMY HILFIGER brand merchandise will include the following language (either pre-printed or "stamped"):

               "We hereby certify that the merchandise (including components thereof) covered by this shipment was manufactured in compliance with (1) all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and (2) if manufactured outside the United States, was manufactured in compliance with all applicable requirements of the wage, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, environmental, collective bargaining freedom of association laws of the country of manufacture and without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor. We further certify that we currently have in effect a program of monitoring of our suppliers and subcontractors and other designated contract facilities which manufacture TOMMY HILFIGER brand merchandise to ensure their compliance with the Fair Labor Standards Act and all state, local and foreign laws pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association and that their products or and the components thereof are made without the use of child (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, bonded, forced or slave labor. We also certify that upon importation (if applicable) this shipment is in compliance with all laws applicable to the designation of country of origin and is being shipped under legally issued and valid export license or visa."

     II. Neither we, nor any of our subcontractors or suppliers, will use any of the following chemicals or dyestuffs in the manufacture or treatment of any of the merchandise and Products (including the components thereof) manufactured hereunder:

                              CAS #                                                       CAS #
                              -----                                                       -----
4-Aminobiphenlyl               92-67-1              3,3'-Dimethoxybenzidine               119-90-4
Benzidine                      92-87-5              3,3'-Dimethylbenzadine                119-93-7
4-Chloro-o-toluidine           95-69-2              3'3'-Dimethyl-                        838-88-0
2-Naphthylamin                 91-59-8              4,4'diaminodiphenylmethane
o-Aminoazotoluol               97-56-3              p-Kresidin                            120-71-8
2-amino-4-nitrotoluol          99-55-8              4,4'Methaylen-bis-(2-chloranilin)     101-14-4
p-Chloroaniline               1-6-47-8              4,4'Oxydianiline                      101-80-4
2,4-Diaminoanisole            615-05-4              4,4'Thiodianiline                     139-65-1
4,4'-Diaminodiphenylmethane   101-77-9              o-Toluidine                            95-53-4
3,3'-Dichlorbenzidin           91-94-1              2,4-Toluylenediamine                   95-80-7
Aminoanabenzane                                     2,4,5-Trimethylaniline                137-17-7
                                                    o-Anisidine

and;

     III. We, and our subcontractors or suppliers, will only use the following chemicals in connection with the manufacture or treatment of any of the merchandise and products (including the components thereof) manufactured hereunder, in accordance with the following standards or any further standards Company and THLI designate from time to time:

        (i)    Formaldehyde: Must be less than 300 p.p.m. when tested in by the
               ------------
               Acetylacetone method in accordance with Japanese law 112.

        (ii)   Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.
               ------------------------------

        (iii)  Nickel: In the event any metal parts of a garment or
               ------
               other merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must so notify and special warning labels need to be attached to the garment.

                              [Name of your Company]


Date: ________________   By: _____________________________
                                    [Authorized Signature]

                              Print Name:_________________

                                   EXHIBIT H
                                   ---------

                      THIRD PARTY MANUFACTURING AGREEMENT
                      -----------------------------------

THIS AGREEMENT is made as of the ______ day of _____________________, 200___, by
and between _________________________________, having an office at
______________________________________________________________ (hereinafter referred to as the "Company"), and ___________________________________ having an office at ____________________________________________________ (hereinafter referred to as the "Manufacturer").

                             W I T N E S S E T H :

WHEREAS, Manufacturer is engaged in the manufacture of garments and/or other items of merchandise;

WHEREAS, Company wishes to contract with Manufacturer for manufacture of certain garments and/or other merchandise from time to time, which garments and/or other items of merchandise (the "Products") will bear the trademark TOMMY HILFIGER, the trade name TOMMY HILFIGER, all related logos, crests, emblems or symbols, and all combinations, forms and derivatives thereof as are from time to time used by Company or any of its affiliates, whether registered or unregistered (the "Trademarks"); and

WHEREAS, Company has been licensed by Tommy Hilfiger Licensing, Inc. ("THLI"), the owner of all rights, title and interests in and to the Trademarks, to use the Trademarks.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.   THE PRODUCTS.  Company and THLI have created certain designs and patterns
     ------------
from which Manufacturer will create three-dimensional samples. Company shall advise Manufacturer if the samples meet Company's quality requirements within fifteen (15) days of receipt. Manufacturer shall make any modifications to the samples as required by Company. Samples accepted by Company shall be designated as prototypes for the purposes of this Agreement.

2.   TERM.
     ----

     (a) The term of this Agreement shall commence as of the date hereof and continue through December 31, __________.

     (b) In the event that Manufacturer shall have faithfully performed each and every obligation of this Agreement during the Term referred to in Paragraph 2(a) above, then this Agreement shall automatically renew from month to month commencing immediately upon expiration of the term, unless either party has given the other thirty (30) days written notice of its intention to terminate the Agreement.

3.   MANUFACTURE.
     -----------

     (a) Manufacturer shall only manufacture the specific number of Products as requested by Company and at no time shall manufacture excess goods or overruns. Manufacturer shall not sell any Products bearing the Trademarks to any third parties without the express written consent of Company.

     (b) Manufacturer shall manufacture the Products and Packaging to conform in quality and specifications to the prototypes as defined in Paragraph 1, above.

     (c) All Products and Packing manufactured by Manufacturer shall be delivered to locations specified by Company or directly to the Company, whichever Company may direct.

4.   COMPLIANCE WITH CODE; APPLICABLE LAWS.
     -------------------------------------

     (a) Attached hereto as Addendum A is THLI's Supplier Code of Conduct (the "Code") which applies to any entity manufacturing merchandise under the TOMMY HILFIGER label (including the components therefor). As a condition to manufacturing Products hereunder, Manufacturer shall comply with the terms of the Code and evidence such compliance: (1) upon execution of this Agreement, by executing the Code in the form as attached or such other form as provided by THLI, and returning such document to THLI, and (2) by publicly displaying the Code, in a form as provided by THLI from time to time, in a clearly visible location in Manufacturer's facility at all times while this Agreement is in effect.

     (b) In order to ensure compliance with the Code, Company has developed a program of monitoring its manufacturers and such manufacturers' subcontractors (hereinafter the "Supplier Monitoring Program"). As a condition to manufacturing Products hereunder, Manufacturer hereby agrees that it shall cooperate fully with the Supplier Monitoring Program, which cooperation includes, but is not limited to, Company's inspections in accordance with Paragraph 5 below.

     (c) For purposes of this Agreement a "Subcontractor" means an entity or an individual that or whom Manufacturer either hires or pays to perform the manufacturing tasks that Manufacturer could otherwise perform itself at its own facility or through its own employees and staff. A "Supplier" means an entity or individual that produces components for merchandise. Examples of a supplier include, but are not limited to, fabric/trim manufacturers, yarn manufacturers, button manufacturers, or zipper manufacturers, provided that such named manufacturers do not contribute further to the manufacture of the finished merchandise. Prior to utilizing any Subcontractor or Supplier, Manufacturer shall provide written notice to Company of: (i) the name and address of each such Subcontractor and Supplier; (ii) the nature and type of work performed or product supplied to Manufacturer; and (iii) duration of the Subcontractor or Supplier relationship.

     (d)  Within thirty (30) days from executing this Agreement for any existing

Subcontractors and Suppliers, and within thirty (30) days after establishing a new arrangement with a subcontractor or supplier, Manufacturer shall obtain and provide to Company the signature of an authorized representative from each of its Subcontractors (if any) on a Manufacturing Agreement in the same form as this Agreement. Manufacturer shall further obtain and provide to Company the signature of an authorized representative from each of Manufacturer's Suppliers on a Certification in the same form as that which is attached hereto and hereafter referred to as Addendum B, and provided by Company from time to time, or such other form as provided by Company. In the event Manufacturer has knowledge of, has reason to believe, or should have reason to know that any Supplier or Subcontractor used by Manufacturer is in breach of the Certification or Manufacturing Agreement, as the case may be, Manufacturer shall immediately notify Company and Manufacturer shall, at its sole expense, take immediate action to rectify such breach, including, where Company deems it necessary, immediate termination of its relationship with such Supplier or Subcontractor. If Manufacturer fails to take immediate action, Company shall have the right to terminate this Manufacturing Agreement immediately. Manufacturer acknowledges that it shall remain primarily liable and completely obligated under all of the provisions of this Agreement in respect of such subcontracting and supplier arrangement.

     (e) Manufacturer certifies that it has in effect a program of monitoring its subcontractors and suppliers and other designated contract facilities which manufacture TOMMY HILFIGER brand merchandise which is sufficient to ensure their compliance with the Code and all applicable state, local and foreign laws and regulations pertaining to wages, overtime compensation, benefits, hours, hiring and employment, workplace conditions and safety, the environment, collective bargaining, freedom of association and that their products or and the components thereof are made without the use of children (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited, bonded, forced or slave labor.

     (f) Manufacturer shall ensure that all merchandise manufactured hereunder shall be manufactured in compliance with all federal, state and local laws which pertain to the manufacture of clothing, apparel, and other merchandise including the Flammable Fabrics Act, as amended, and regulations thereunder and Manufacturer guarantees, that with regard to all products, fabrics or related materials used in the manufacture of the Products, for which flammability standards have been issued, amended or continued in effect under the Flammable Fabrics Act, as amended, reasonable and representative tests, as prescribed by the Consumer Product Safety Commission, have been performed which show that the Products at the time of their shipment or delivery conform to the above-referenced flammability standards as are applicable.

     (g) Manufacturer shall manufacture or cause to manufacture all Products (including components thereof) manufactured in the United States, in compliance with all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the Products are manufactured outside the United States, in compliance with all applicable laws, including but not limited to, wage, overtime compensation, benefits, hour hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of children (persons under the age of fifteen (15) or younger than the age for completing compulsory education, if that age is higher than
15), prison indentured, exploited, bonded, forced or slave labor.

     (h) Manufacturer acknowledges that it has read and understands Company's policy with regard to the manufacture of Products for Company. Manufacturer further agrees that it shall, simultaneous to executing this Agreement, execute and abide by the Certification, shall execute and abide by all Certifications provided by Company from time to time. Failure by Manufacturer to execute and abide by such Certification shall be grounds for immediate termination of this Agreement by Company.

     (i) Manufacturer shall not utilize or permit any subcontractors or suppliers to utilize in the manufacture or treatment of any of the Products (including the components thereof) manufactured hereunder any Azo dyes that can be split into any of the following amines:

                              CAS #                                                       CAS #
                              -----                                                       -----
4-Aminobiphenlyl               92-67-1              3,3'-Dimethoxybenzidine               119-90-4
Benzidine                      92-87-5              3,3'-Dimethylbenzadine                119-93-7
4-Chloro-o-toluidine           95-69-2              3'3'-Dimethyl-                        838-88-0
2-Naphthylamin                 91-59-8              4,4'diaminodiphenylmethane
o-Aminoazotoluol               97-56-3              p-Kresidin                            120-71-8
2-amino-4-nitrotoluol          99-55-8              4,4'Methaylen-bis-(2-chloranilin)     101-14-4
p-Chloroaniline               1-6-47-8              4,4'Oxydianiline                      101-80-4
2,4-Diaminoanisole            615-05-4              4,4'Thiodianiline                     139-65-1
4,4'-Diaminodiphenylmethane   101-77-9              o-Toluidine                            95-53-4
3,3'-Dichlorbenzidin           91-94-1              2,4-Toluylenediamine                   95-80-7
Aminoanabenzane                                     2,4,5-Trimethylaniline                137-17-7
                                                    o-Anisidine

     (j) Manufacturer's use or any of Manufacturer's subcontractors or suppliers use of the following chemicals in connection with the manufacture or treatment of any of the Products (including the components thereof) manufactured hereunder, shall be in accordance with the following standards or such other standards Company may designate from time to time:

          (i)    Formaldehyde: Must be less than 300 p.p.m. when tested by the
                 ------------
                 Acetylacetone method in accordance with Japanese law112.

          (ii)   Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.
                 ------------------------------

          (iii)  Nickel: In the event any metal parts of a garment or other
                 ------
                 merchandise coming into contact with the skin, contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must be so notified and special warning labels need to be attached to the garment.

5.   INSPECTION.
     ----------

     (a) Manufacturer shall arrange for and provide access to Company's and THLI's representative, including, but not limited to, any independent entity designated by Company or THLI's legal representative, to: (i) Manufacturer's manufacturing facility, residential facilities (if any) and any manufacturing and/or residential facility operated by any of Manufacturer's Subcontractors;
(ii) Manufacturer's books, records and documents necessary to evidence Manufacturer's compliance with the code and all applicable laws, rules and regulations including, but not limited to, employee wages, employee timecards, withholding rates and deductions, worker's contracts and/or agreements, any company policies affecting employees, evidence of employee age, shipping documents, cutting reports and other documentation relating to the manufacture and shipment of the Products; and (iii) Manufacturer's books, records and documents relating to the use of chemicals and dyestuffs in the fabrics, trims, garments and other merchandise manufactured hereunder. For purposes of this Paragraph, all such books, records and Manufacturer shall maintain documents in a secure and readily accessible location for a period of three (3) years from their creation.

     (b) The access provided by Manufacturer as set forth in Paragraph 5(a) above, shall include Company's and THLI's right to inspect, test, and take samples of the Products, whether finished or semi-finished, at any time during the manufacturing process to ensure that the manufacture of the Products is in accordance with the terms and restrictions herein contained.

     (c) Company shall have the right to reject any Products or packaging not meeting the standards described in Paragraph 1 above. Manufacturer shall not have the right to sell or otherwise distribute any rejected Products or packaging. All such products shall be destroyed according to methods and procedures provided by Company.

6.   SHIPPING LEGEND.  All commercial invoices (bills of lading) which accompany
     ---------------
all Products must include the following language (either pre-printed or "stamped"):

          "We hereby certify that the merchandise (including components thereof) covered by this shipment was manufactured in compliance with the Tommy Hilfiger Supplier Code of Conduct and: (1) if the merchandise was manufactured in the United States, it was manufactured in compliance with (a) Section 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and (b) state and local laws pertaining to child labor, minimum wage and overtime compensation; or (2) if the merchandise was manufactured outside the United States, it was manufactured in compliance with the wage and hour laws of the country of manufacture and without the use of children (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited, bonded, forced or slave labor. We further certify that we have in effect a program of monitoring our subcontractors and suppliers and other designated contract facilities which manufacture TOMMY HILFIGER brand merchandise for compliance with the foregoing. We also certify that the merchandise is in compliance with all laws governing the designation of country or origin and, if applicable, is being shipped under legally issued and valid export license or visa."

     Any merchandise shipped that is not accompanied by a commercial invoice bearing the required language will be subject to rejection and returned at Manufacturer's expense and Manufacturer may be charged for any and all costs that are incurred by Company due to the rejection, including, but not limited to, damages sustained as a result of Company's liability to customers, any resulting fines and penalties and attorneys' fees for said rejected goods. Such rejected goods may not be sold or distributed by Manufacturer to any entity other than Company.

7.   USE OF TRADEMARKS; TRADEMARKS.
     -----------------------------

     (a) Manufacturer shall not use the Trademarks, in any manner whatsoever (including without limitation, for advertising, promotion and publicity purposes), without obtaining the prior written approval of THLI, which may be withheld in THLI's sole discretion. In any event, Manufacturer shall not at any time use, promote, advertise, display or otherwise commercialize the Trademarks or any material utilizing or reproducing the Trademarks in any manner. Manufacturer shall not make any reference in its business materials, advertising or in any of its business activities to the fact that Manufacturer is being contracted by Company to manufacture merchandise under the Tommy Hilfiger label.

     (b) The Trademarks will appear on all of the Products and all packaging in the manner provided by Company.

     (c) Manufacturer's use of the Trademarks shall inure to the benefit of THLI. Manufacturer shall take any and all steps required by THLI and the law to perfect THLI's rights therein.

8.   PROPERTY OF OWNER.
     -----------------

     (a) Manufacturer recognizes the great value of the goodwill associated with the Trademarks and the identification of the Products with the Trademarks and acknowledges that the Trademarks and all rights therein and goodwill pertaining thereto belong exclusively to THLI. Manufacturer further recognizes and acknowledges that a breach by Manufacturer of any of its covenants, agreements or other undertakings hereunder will cause THLI irreparable damage, which cannot be adequately remedied in damages in an action at law, and may, in addition thereto, constitute an infringement of THLI's rights in the Trademarks, thereby entitling THLI to equitable remedies, costs and reasonable attorney's fees.

     (b) To the extent any rights in and to the Trademarks are deemed to accrue to Manufacturer, Manufacturer hereby assigns any and all such rights, at such time as they may be deemed to accrue, including the related goodwill, to THLI.

     (c) Manufacturer shall (i) never challenge the validity of THLI's ownership in and to the Trademarks or any application for registration thereof, or any trademark registration thereof and (ii) never contest the fact that Manufacturer's rights under this Agreement are solely those of a manufacturer and terminate upon expiration of this Agreement. Manufacturer shall, at any time, whether during or after the term of the Agreement, execute any documents reasonably requested by THLI to confirm THLI's ownership rights. All rights in the Trademarks other than those specifically granted herein are reserved by THLI for its own use and benefit.

     (d) Without limiting the generality of any other provision of this Agreement, Manufacturer shall not (i) use the Trademarks, in whole or in part, s a corporate or trade name or (ii) join any name or names with the Trademarks so as to form a new trademark. Manufacturer agrees not to register, or attempt to register, the Trademarks in its own name or any other name, anywhere in the world.

     (e) All provisions of this paragraph shall survive the expiration or termination of this agreement.

9.   TRADEMARK PROTECTION.
     --------------------

     (a) In the event that Manufacturer learns of any infringement or imitation of the Trademarks or of any use by any person or entity of a trademark similar to the Trademarks, it shall promptly notify Company and thereupon, Company shall so notify THLI. THLI shall take such action as it deems advisable for the protection of its rights in and to the Trademark and, if requested to do so by THLI, Manufacturer shall cooperate with THLI in all respects. In no event, however, shall THLI be required to take any action if it deems it inadvisable to do so.

     (b) THLI shall defend, at its cost and expense, and with counsel of its own choice, any action or proceeding brought against Manufacturer for alleged trademark infringement arising out of Manufacturer's use of the Trademarks in accordance with the provisions of this Agreement.

     (c) Manufacturer shall cooperate with THLI in the execution, filing and prosecution of any trademark, copyright or design patent applications that THLI may desire to file and for that purpose Manufacturer shall supply to THLI from time to time such samples as may be reasonably required.

     (d) All provisions of this paragraph shall survive the expiration or termination of this Agreement.

10.  TRANSSHIPMENT.  Transshipment is an illegal practice of falsely documenting
     -------------
the country of origin of the raw materials used to manufacture the Products and the finished Products shipped to the United States in order to evade quota restraints on the country of actual production and the shipment of products under counterfeit export licenses or visas. Manufacturer acknowledges that transshipment, in any form, violates U.S. federal law, that Company and THLI will review all documents received from Manufacturer to assure the veracity and the authenticity of the sources of Products and that, upon indication of transshipment of the Products by Manufacturer, Company or THLI reserves the right to immediately terminate this Agreement and pursue available remedies against Manufacturer.

11.  SECONDS, THIRDS OR EXCESS GOODS.  Manufacturer shall not have the right to
     -------------------------------
sell any Products or packaging which are determined to be seconds, thirds or are in excess of the amount of the Products requested by Company. Company shall purchase all seconds, thirds, or excess products, including trim, at a reasonable fair market price. Company shall have the right to inspect any seconds, thirds or excess Products to ensure that they comply with the terms of this Agreement.

12.  STOLEN GOODS OR DAMAGED GOODS.  Manufacturer will provide Company with
     -----------------------------
immediate notice of any stolen Products or damaged Products including Products that were then in production. With regard to damaged Products, Manufacturer shall not have the right to sell any damaged Products. With regard to stolen Products, Manufacturer shall cooperate with Company with respect to any action regarding the stolen Products.

13.  DESIGN OWNERSHIP.  All rights, including without limitation, copyright,
     ----------------
trade secret and design patent, to designs for the Products including, without limitation, artwork, prints, patterns, package designs, labels, advertising or promotional materials or any other designs using or used on or affixed thereto, and to any package design, bearing the Trademarks shall, as between the parties hereto be the property of THLI. All Products manufactured from designs submitted by Manufacturer and approved by THLI shall bear the Trademarks.

14.  CONFIDENTIALITY.  During the term of this Agreement and thereafter, each
     ---------------
party shall keep strictly secret and confidential any and all information acquired from the other party hereto or its designee and shall take all necessary precautions to prevent unauthorized disclosure of such information. Manufacturer acknowledges that it will receive from Company prints, designs, ideas, sketches, and other materials which Company and THLI intend to use on or in connection with lines of merchandise which have not yet been put into the channels of distribution. The parties recognize that these materials are valuable property of THLI. Manufacturer acknowledges the need to preserve the confidentiality and secrecy of thee materials and agrees to take all necessary steps to ensure that use by it or by its employees and/or agents will in all respects preserve such confidentiality and secrecy. Manufacturer shall take all reasonable precautions to protect the secrecy of the materials, samples, and designs prior to their commercial distribution or the showing of samples for sale, and shall not manufacture any merchandise employing or adapted from any of said designs except for Company, THLI or its affiliates or designees.

15.  FORCE MAJEURE.
     -------------

     (a) No failure or omission by either of the parties to perform any of its obligations under this Agreement shall be deemed a breach of this Agreement if such failure or omission is the result of acts of God, war, riot, accidents, compliance with any action or restriction of any government or agency thereof, strokes or labor disputes, inability to obtain suitable raw materials, fuel, power or transportation, or any other factor or circumstance beyond the control of the party, which is not attributable to the negligence of such party.

     (b) The entering of this Agreement by Manufacturer does not violate any agreements, rights or obligations existing between Manufacturer and any other person, entity, or corporation.

     (c) It is not engaged in and will not engage in any activities which are in violation of any applicable domestic, foreign or international laws, rules or regulations, including, without limitation, laws, rules or regulations governing labor, the environment, the manufacture and sale of goods, U.S. Customs laws or illegal transshipment. Company maintains a policy against engaging in any illegal activities and will not buy or sell products provided throughout the use of any unlawful or unethical practices.

     (d) It accurately states the country of origin on all Products, that it does not and will not transship, and it will act to stop or prevent any known illegal transshipment activity.

     (e) It shall not utilize, nor permit any of its subcontractors or suppliers to utilize in the manufacture or treatment of any of the Products (including the components thereof) manufactured hereunder any AZO dyes that can be split into any of the amines set forth in Paragraph 3(i) above.

     (f) Its use or any of its subcontractors or suppliers use of the chemicals set forth in Paragraph 3(i) above, in connection with the manufacture or treatment of any of the Products (including the components thereof) manufactured hereunder, shall be in accordance with the standards set forth in Paragraph 3(i) or such other standards as Company may designate from time to time.

17.  COMPANY'S WARRANTIES AND REPRESENTATIONS.  Company warrants and represents
     ----------------------------------------
that:

     (a) it has, and will have throughout the term of this Agreement, the right to authorize use of the Trademark to Manufacturer in accordance with the terms and provisions of this Agreement; and

     (b) the entering of this Agreement by Company does not violate any agreements, rights or obligations existing between Company and any other person, entity, or corporation.

18.  INDEMNIFICATIONS.
     ----------------

     (a) Company hereby indemnifies Manufacturer and shall hold it harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees) arising out of any claims or suits which may be brought against Manufacturer by reason of the breach by Company of the warranties or representations as set forth in Paragraph 17 above, provided that Manufacturer gives prompt written notice, and full cooperation and assistance to Company relative to any such claim or suit, and that Company shall have the option to undertake and conduct the defense of any suit so brought. Manufacturer shall cooperate fully in all respects with Company in the conduct and defense of said suit and/or proceedings.

     (b) Manufacturer indemnifies and agrees to hold Company harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees), arising out of (i) any breach of the terms herein contained; (ii) any claims or suits by reason of any unauthorized use by Manufacturer in connection with the Products or the Trademarks covered by this Agreement; (iii) Manufacturer's noncompliance with any applicable federal, state, or local law or with any other applicable governmental units or agency's rules, regulations; and (iv) any alleged defects and/or inherent dangers in Products or use thereof.

     (c) If reasonably available in the country in which Manufacturer operates its factory, Manufacturer agrees to obtain, at its own expense, product liability insurance providing adequate protection for Company and Manufacturer against any claims or suits in an amount no less than US$3,000,000. If applicable, within thirty (30) days from the date hereof, Manufacturer undertakes to submit to Company a fully paid policy or Certificate of Insurance naming Company as an insured party, and requiring that the insurer shall not terminate or materially modify such without written notice to Company of at least twenty (20) days.

19.  TERMINATION.
     -----------

     (a) Company shall have the right to terminate this Agreement immediately upon written notice to Manufacturer if Manufacturer breaches any of its obligations under this Agreement or such other occurrences as outlined below, and such breach remains uncured or cannot be cured by Manufacturer within ten
(10) days from receipt of notice;

     (b) Company shall have the right to terminate this Agreement immediately upon written notice to Manufacturer, if Manufacturer is found at any time to be in breach of the representation made in Paragraph 16(e) or if any governmental agency or other body or office or official vested with appropriate authority deems the Products to be harmful or defective in any way, mann or form, or are being sold or distributed in contravention of applicable laws and regulations or in a manner likely to cause harm;

     (c) Company shall have the right to terminate this Agreement immediately upon written notice to Manufacturer, if Manufacturer manufactures the Products without the prior written approval of Company as provided herein;

     (d) Company shall have the right to terminate this Agreement upon ten (10) days written notice to Manufacturer, if Manufacturer is unable to pay its debts when due, or makes any assignments for the benefit of creditors, or files any petition under the bankruptcy or insolvency laws of any jurisdiction, country or place, or has or suffers a receiver or trustee to be appointed for its business or property, or is adjudicated a bankrupted or an insolvent;

     (e) Company shall have the right to terminate this Agreement upon ten (10) days written notice to Manufacturer, if Manufacturer fails to make timely delivery of the Products; or

     (f) Notwithstanding the foregoing provisions, Company shall have the right to terminate this Agreement, with or without cause, upon thirty (30) days notice to Manufacturer, providing, however, that, upon written approval by Company, Manufacturer shall have the right to complete any work then in progress.

20.  ACTS UPON EXPIRATION OR TERMINATION OF THIS AGREEMENT.
     -----------------------------------------------------

     (a) Upon and after the expiration or termination of this Agreement, Manufacturer agrees not to make reference in its advertising or its business materials to having been formerly associates with Company or the Trademarks.

     (b) Upon and after the expiration or termination of this Agreement, Manufacturer will refrain from further use of the Trademarks or of anything confusingly similar thereto, in connection with the manufacture of any products. Additionally, Manufacturer shall immediately return all originals and copies of all sketches, patterns, prototypes, samples or other materials relating to the Products to Company.

     (c) In the event of expiration or termination of this Agreement, as herein provided, with the exception of the Products which Manufacturer may, with Company's consent, ship to satisfy any unfilled, confirmed orders for the current season it had received prior to said expiration or termination, Company shall have the prior right and option to purchase any or all of the Products and packaging materials, as then in Manufacturer's possession or carried on its books of account. Upon such termination or expiration, Manufacturer shall immediately cause physical inventories to be taken of (i) Products on hand; (ii) Products in the process of manufacture; and (iii) all packaging materials, which inventories shall be reduced to writing and a copy thereof shall be delivered to Company no later than fifteen (15) days from termination or expiration. Written notice of the taking of each inventory shall be given to Company at least forty-eight (48) hours prior thereto. Company shall have the right to be present at such physical inventory or to take its own inventory, and to exercise all rights it has available with respect to the examination of Manufacturer's books and records. If Manufacturer does not allow Company to take such inventory, it shall have no right to sell the remaining Products without Company's prior approval.

     (d) Manufacturer recognizes that any sale of the Products upon termination or expiration, would cause irreparable damage to the prestige of Company and to the Trademarks, and to the goodwill pertaining thereto.

     (e) Upon expiration or termination of this Agreement, Manufacturer shall cease the manufacture of Products All the Products set forth on the inventories referred to in subdivision (i) and (ii) of Paragraph 20(c) which are not purchased by Company pursuant to such paragraph may be sold subject to Company's prior right to approve the customers in writing and the terms and conditions of each sale. Such sale shall otherwise be strictly in accordance with the terms, covenants and conditions of this Agreement as though the Agreement had not expired or terminated. In no event shall Manufacturer sell any Products to any third party without the prior written approval of Company.

21.  NOTICES.  All notices which either party hereto is required or may desire
     -------
to give shall be given by addressing the same to the address hereinafter in this paragraph, or at such other address as may be designated in writing by any party in a notice to the other given in the manner prescribed in this paragraph. All such notices shall be deemed to be sufficiently given five (5) days after the mailing by registered or certified mail, or in the date of electronic facsimile for which the sender obtains a confirmation of successful transmission. The address to which any such notices shall be given are the following:

TO COMPANY:                         TO MANUFACTURER:


22.  NO PARTNERSHIP, ETC.  This Agreement does not constitute and shall not be
     --------------------
construed as a partnership or joint venture between Company and Manufacturer. Neither party shall have any right to obligate or bind the other party in any manner whatsoever, and nothing herein contained shall give, or is intended to give, any rights of any kind to any third persons.

23.  NON-ASSIGNABILITY, ETC.  This agreement shall bind and inure to the benefit
     -----------------------
of Company and its successors and assigns. This Agreement is personal to Manufacturer, and Manufacturer shall not transfer or sublicense its rights hereunder and neither this Agreement nor any of the rights of Manufacturer hereunder shall be sold, transferred or assigned by Manufacturer and no rights hereunder shall evolve by operation of law or otherwise upon any receiver, liquidator, trustee or other party.

24.  SEVERABILITY.  If any provision or any portion of this Agreement shall be
     ------------
construed to be illegal, invalid, or unenforceable, such shall be deemed stricken and deleted from this Agreement to the same extent and effect s if never incorporated herein, but all other provisions of this Agreement and remaining portion of any provision which is illegal, invalid or unenforceable in part shall continue in full force and effect.

25.  HEADINGS.  The headings of the Paragraphs of this Agreement are for
     --------
convenience only and shall in no way limit or affect the term or conditions of this Agreement.

26.  COUNTERPARTS.  This Agreement may be executed in two (2) or more
     ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

27.  CONSTRUCTION.  This Agreement shall be construed in accordance with the
     ------------
laws of the State of New York of the United States of America with the same force and effect as if fully executed and to be performed therein.

28.  JURISDICTION.  The parties hereby consent to the exclusive jurisdiction of
     ------------
the United States District Court for the Southern District of New York and of any of the courts of the State of New York in any dispute arising under this Agreement and agree further that service of process or notice in any such action, suit or proceeding shall be effective if in writing and delivered in person or sent as provided in Paragraph 21. Hereof.

29.  WAIVER, MODIFICATION, ETC.  No waiver, modification or cancellation of any
     --------------------------
term or condition of this Agreement shall be effective unless executed in writing by the party charged therewith. No written waiver shall excuse the performance of any acts other than those specifically referred to herein. The fact that Company has not previously insisted upon Manufacturer expressly complying with any provision of this Agreement shall not be deemed to be a waiver of Company's future right to require compliance in respect thereof and Manufacturer specifically acknowledges and agrees that the prior forbearance in respect of any act, term or condition shall not prevent Company from subsequently requiring full and complete compliance thereafter.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first written above.


____________________________             _______________________________
[LICENSEE NAME]                          [MANUFACTURER NAME]
By: ________________________             By: ___________________________
Name: ______________________             Name: _________________________
Title: _____________________             Title: ________________________

               Addendum A To Third Party Manufacturing Agreement
                           Tommy Hilfiger Corporation
                           --------------------------
                            Supplier Code of Conduct
                            ------------------------

We, at the Tommy Hilfiger Corporation (hereinafter "Tommy Hilfiger") are proud of our tradition of conducting our business in accordance with the highest ethical standards and in compliance with the laws of the United States and of the countries in which we produce, buy and sell our products. Tommy Hilfiger is committed to legal compliance and ethical business practices in all operations and seeks to do business with suppliers who share that commitment. Tommy Hilfiger actively seeks to engage as its suppliers, companies that offer their workers safe and healthy workplaces.

Tommy Hilfiger will not tolerate exploitative or abusive conditions once known. The Tommy Hilfiger Supplier Code of Conduct (hereinafter the "Code of Conduct") defines our minimum expectations. No Code can be all inclusive, but we expect our suppliers to act reasonably in all respects and to ensure that no abusive, exploitative or illegal conditions exist at their workplaces. Tommy Hilfiger requires its suppliers to extend principles of fair and honest dealing to all others with whom they do business, including employees, subcontractors and other third parties. We also require our suppliers to ensure and to certify to us that no abusive, exploitative or illegal conditions exist at the workplaces of their suppliers and subcontractors. Tommy Hilfiger will only do business with suppliers who obey the laws of the country in which they operate and the principles expressed in this Code of Conduct.

Tommy Hilfiger will only do business with suppliers who have certified to us that their business practices are lawful, ethical and in compliance with the principles set forth in this Code of Conduct. Moreover, Tommy Hilfiger will only do business with suppliers who have agreed to be subjected to the scrutiny of the Tommy Hilfiger supplier Monitoring Program under which they will be inspected and evaluated to ensure their compliance with this Code of Conduct.

Forced Labor: Tommy Hilfiger will not purchase products or components thereof
------------
from suppliers that use forced labor, prison labor, indentured labor or exploited bonded labor, or permit their suppliers to do so.

Child Labor: Tommy Hilfiger will not purchase products or components thereof
-----------
manufactured by persons younger than 15 years of age or younger than the age of completing compulsory education in the country of manufacture where such age is higher than 15.

Harassment or Abuse: Tommy Hilfiger suppliers and subcontractors must treat
-------------------
their employees with respect and dignity. No employee shall be subject to physical, sexual or psychological harassment or abuse.

Nondiscrimination: Tommy Hilfiger suppliers and subcontractors shall not subject
-----------------
any person to discrimination in employment, including hiring, salary, benefits, advancement, discipline, termination or retirement, on the basis of gender, race religion, age, disability, sexual orientation, nationality, political opinion, or social or ethnic origin.

Health and Safety: Tommy Hilfiger suppliers and subcontractors shall provide a
-----------------
safe and healthy working environment to prevent accidents and injury to health arising out of, linked with, or occurring in the course of work or as a result of the operation of employer facilities. Employers must fully comply with all applicable workplace conditions, safety and environmental laws.

Freedom of Association: Tommy Hilfiger suppliers and subcontractors shall
----------------------
recognize and respect the right of employees to freely associate in accordance with the laws of the countries in which they are employed.

Wages and Benefits: Tommy Hilfiger suppliers and subcontractors recognize that
------------------
wages are essential to meeting employees' basic needs. Tommy Hilfiger suppliers and subcontractors shall pay employees at least the minimum wage required by local law regardless of whether they pay by the piece or by the hour and shall provide legally mandated benefits.

Work Hours: Tommy Hilfiger suppliers and subcontractors shall not require their
----------
employees to work more than the limits on regular and overtime hours allowed by the law of the country of manufacture. Except under extraordinary business circumstances, Tommy Hilfiger suppliers' and subcontractors' employees shall be entitled to one day off in every seven day period. Tommy Hilfiger suppliers and subcontractors must inform their workers at the time of their hiring if mandatory overtime is a condition of their employment. Tommy Hilfiger suppliers and subcontractors shall not compel their workers to work excessive overtime hours.

Overtime Compensation: Tommy Hilfiger suppliers' and subcontractors' employees
---------------------
shall be compensated for overtime hours at such premium rate as is legally required in the country of manufacture, or, in countries where such laws do not exist, at a rate at least equal to their regular hourly compensation rate.

Contract Labor: Tommy Hilfiger suppliers or subcontractors shall not use workers
--------------
obligated under contracts which exploit them, which deny them the basic legal rights available to people and to workers within the countries in which they work or which are inconsistent with the principles set forth in this Code of Conduct.

Legal and Ethical Business Practices: Tommy Hilfiger suppliers and
------------------------------------
subcontractors must fully comply with all applicable local, state, federal, national and international laws, rules and regulations including, but not limited to, those relating to wages, hours, labor, health and safety, and immigration. Tommy Hilfiger suppliers and subcontractors must be ethical in their business practices.

Penalties: Tommy Hilfiger reserves the right to terminate its business
---------
relationship with any supplier who violates this Code of Conduct or whose suppliers or subcontractors violate this Code of Conduct. Tommy Hilfiger reserves the right to terminate its business relationship with suppliers who fail to provide written confirmation to Tommy Hilfiger that they have a program in place to monitor their suppliers and subcontractors for compliance with this Code of Conduct.

                                  Addendum B
                    To Third Party Manufacturing Agreement
                           SUPPLIER'S CERTIFICATION
                           ------------------------

In consideration of Tommy Hilfiger U.S.A., Inc. ("THUSA") placing orders for the manufacture of TOMMY HILFIGER brand merchandise with us in the future, and in compliance with THUSA's Manufacturing Agreement with us (the "Agreement"), we hereby certify that:

I. Any merchandise (including components thereof) we manufacture or cause to be manufactured under the Agreement will be manufactured in compliance with: (1) all applicable requirements of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the merchandise is manufactured outside the United States, it will be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of children (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited, bonded, forced or slave labor; (2) we currently have in effect and will maintain a program of monitoring all of our suppliers, subcontractors, subcontract sewing shops and other designated contract facilities producing TOMMY HILFIGER brand merchandise for compliance with (10) above; (3) we will obtain the signature of an authorized representative of our suppliers, subcontractors, subcontract sewing shops and other designated contract facilities producing TOMMY HILFIGER brand merchandise on a current supplier agreement, as provided by THUSA; and (4) within two (2) weeks of the execution of this Certification, we will provide to THUSA the names and addresses of all of our suppliers, subcontractors, subcontract sewing shops and other designated contract facilities producing TOMMY HILFIGER brand merchandise under the Agreement and al such merchandise shall be manufactured solely in factories (whether operated by our suppliers, subcontractors, subcontract sewing shops or designated contract facilities) that have been inspected and approved in writing by our authorized employee or agent; and (5) all shipping documents which accompany all TOMMY HILFIGER brand merchandise will include the following language (either pre-printed or "stamped"):

              "We hereby certify that the merchandise (including components thereof) covered by this shipment was, if manufactured in the United States, in compliance with all applicable requirements (1) of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under Section 14 thereof; (2) state and local laws pertaining to child labor, minimum wage and overtime compensation; or if the merchandise was manufactured outside the United
            States, in compliance with the wage and hour laws of the country of manufacture and without the use of children (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited, bonded, forced or slave labor; and for all merchandise, wherever manufactured, in compliance with the Tommy Hilfiger Supplier Code of Conduct.
            We further certify that we have in effect a program of monitoring our subcontractors and suppliers and other designated contract facilities which manufacture
            TOMMY HILFIGER brand merchandise which is sufficient to ensure such entities' compliance with the foregoing. We also certify that upon importation (if applicable) this shipment is in compliance with all laws applicable to the designation of country of origin and is being shipped under legally issued and valid export license or visa.

II. Neither we, nor any of our subcontractors or suppliers, will in the manufacture or treatment of any of the merchandise and Products (including the components thereof) manufactured hereunder use any Azo dyes that can be split into any of the following amines:

                                         CAS #
                                        --------
4-Aminobiphenlyl                         92-67-1
Benzidine                                92-87-5
4-Chloro-o-tolluidine                    95-69-2
2-Naphthylamin                           91-59-8
o-Aminoazotoluol                         97-56-3
2-amino-4-nitrotoluol                    99-55-8
p-Chloroaniline                         106-47-8
2,4-Diaminoanisole                      615-05-4
4,4'-Diaminodiphenylmethane             101-77-9
3,3'-Dimethozybenzidine                 119-90-4
3,3'-Dimethylbenzadine                  119-93-7
3,3'-Dimethyl-
4,4'Diaminodiphenylmethane              838-88-0
p-Kresidin                              120-71-8
4,4'Methaylen-bis-
(2-chloranilin)                         101-14-4
4,4'Oxydianiline                        101-80-4
4,4'Thiodianiline                       139-65-1
o-Toluidine                              95-53-4

2,4-Toluylenediamine                     95-80-7
2,4,5-Trimethylaniline                  137-17-7
o-Anisidine
and;

III. We, and our subcontractors or suppliers, will only use the following chemicals in connection with the manufacture or treatment of any of the merchandise and products (including the components thereof) manufactured hereunder, in accordance with the following standards or any further standards THUSA designates from time to time:

     (i)   Formaldehyde.  Must be less than 300 p.p.m. when tested in the
           ------------
Acetylacetone method in accordance with Japanese law 112.

     (ii)  Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.
           ------------------------------

     (iii) Nickel: In the event any metal parts of a garment or other
           ------
merchandise coming into contact with the skin, contain nickel in excess of 0.5 micograms per square centimeter/week, Company must be so notified and special warning labels need to be attached to the garment.


                                                       [Name of your Company]


Date: ___________________                       By:

                                                       [Authorized Signature]

                                                Print Name:

                                   EXHIBIT I

                            SUPPLIER'S CERTIFICATION
                            ------------------------

     In consideration of T.H.M.J. INCORPORATED, ("THMJ") placing orders for the manufacture of TOMMY HILFIGER brand merchandise with us in the future, and in compliance with THMJ's Manufacturing Agreement with us (the "Agreement"), we hereby certify that:

I. Any merchandise (including components thereof) we manufacture or cause to be manufactured under the Agreement will be manufactured in compliance with: (1) all applicable requirements of Section 6, 7, and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation, and, if the merchandise is manufactured outside the United States, it will be manufactured in compliance with the wage, overtime compensation, benefits, hour, hiring and employment, workplace conditions and safety, environmental, collective bargaining, freedom of association laws of the country of manufacture and without the use of children (persons under the age of 15 or younger than the age of completing compulsory education, if that age is higher than 15), prison, indentured, exploited, bonded, forced or slave labor; (2) we currently have in effect and will maintain a program of monitoring all of our suppliers, subcontractors, subcontractor sewing shops and other designated contract facilities producing TOMMY HILFIGER brand merchandise for compliance with (1) above; (3) we will obtain the signature of an authorized representative of our suppliers, subcontractors, subcontractor sewing shops and other designated contract facilities producing TOMMY HILFIGER brand merchandise on a current supplier agreement, as provided by THMJ; (4) within two (2) weeks of the execution of this Certificate, we will provide to THMJ the names and addresses of all of our suppliers, subcontractors, subcontractor sewing shops and other designated contract facilities producing TOMMY HILFIGER brand merchandise under the Agreement and all such merchandise shall be manufactured solely in factories (whether operated by our suppliers, subcontractors, subcontractor sewing shops or designated contract facilities) that have been inspected and approved in writing by our authorized employee or agent; and (5) all shipping documents which accompany all TOMMY HILFIGER brand merchandise will include the following language (either pre-printed or "stamped"):

             "We hereby certify that the merchandise (including components thereof) covered by this shipment was, if manufactured in the United States, in compliance with all applicable requirements (1) of Sections 6, 7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under Section 14 thereof; (2) state and local laws pertaining to child labor, minimum wage and overtime compensation; or if the merchandise was manufactured outside the United
            States, in compliance with the wage and hour laws of the country of manufacture and without the use of children (persons under the age of 15 or younger than the age for completing compulsory education, if that age is higher than 15), prison, indentured, exploited, bonded, forced or slave labor; and for all merchandise, wherever manufactured, in compliance with the Tommy Hilfiger Supplier Code of Conduct.
            We further certify that we have in effect a program of monitoring our subcontractors and suppliers and other designated contract facilities which manufacture
            TOMMY HILFIGER brand merchandise which is sufficient to ensure such entities' compliance with the foregoing. We also certify that upon importation (if applicable) this shipment is in compliance with all laws applicable to the designation of country of origin and is being shipped under legally issued and valid export license or visa.

II. Neither we, nor any of our subcontractors or suppliers, will in the manufacture or treatment of any of the merchandise and Products (including the components thereof) manufactured hereunder use any Azo dyes that can be split into any of the following amines:

                                         CAS #
                                        --------
4-Aminobiphenlyl                         92-67-1
Benzidine                                92-87-5
4-Chloro-o-tolluidine                    95-69-2
2-Naphthylamin                           91-59-8
o-Aminoazotoluol                         97-56-3
2-amino-4-nitrotoluol                    99-55-8
p-Chloroaniline                         106-47-8
2,4-Diaminoanisole                      615-05-4
4,4'-Diaminodiphenylmethane             101-77-9
3,3'-Dimethozybenzidine                 119-90-4
3,3'-Dimethylbenzadine                  119-93-7
3,3'-Dimethyl-
4,4'Diaminodiphenylmethane              838-88-0
p-Kresidin                              120-71-8
4,4'Methaylen-bis-
 (2-chloranilin)                        101-14-4
4,4'Oxydianiline                        101-80-4
4,4'Thiodianiline                       139-65-1
o-Toluidine                              95-53-4

2,4-Toluylenediamine                     95-80-7
2,4,5-Trimethylaniline                  137-17-7
o-Anisidine
and;

III. We, and our subcontractors or suppliers, will only use the following chemicals in connection with the manufacture or treatment of any of the merchandise and products (including the components thereof) manufactured hereunder, in accordance with the following standards or any further standards THUSA designates from time to time:

     (i)    Formaldehyde: Must be less than 300 p.p.m. when tested in by the
            ------------
            Acetylacetone method in accordance with Japanese law 112.

     (ii)   Pentachlorophenol (Pesticides): Must be less than 5 p.p.m.
            ------------------------------

     (iii)  Nickel: In the event any metal parts of a garment or other
            ------
merchandise coming into contact with the skin contain nickel in excess of 0.5 micrograms per square centimeter/week, Company must be so notified and special warning labels need to be attached to the garment.


                                                     [Name of your Company]


Date:  _________________________                  By:

                                                     [Authorized Signature]


                                                  Print Name:

                                   EXHIBIT J
                                   ---------
                        Illustrative List of Competitors
                        --------------------------------


         ------------------------------------------------------------
         Adidas                              Adrienne Vittadini
         ------------------------------------------------------------
         AnnTaylor                           Anne Klein
         ------------------------------------------------------------
         Armani                              AX (By Armani)
         ------------------------------------------------------------
         Banana Republic                     Brooks Brothers
         ------------------------------------------------------------
         Calvin Klein                        Carol Hochman
         ------------------------------------------------------------
         Christian Dior                      CK
         ------------------------------------------------------------
         D (By Donna Karan)                  DKNY
         ------------------------------------------------------------
         Donna Karan                         Eddie Bauer
         ------------------------------------------------------------
         Eileen West                         Ellen Tracy
         ------------------------------------------------------------
         Facconable                          Greg Norman Collection
         ------------------------------------------------------------
         Guess                               H (By Halston)
         ------------------------------------------------------------
         Halston                             Hanro
         ------------------------------------------------------------
         Harold's                            Hugo Boss
         ------------------------------------------------------------
         Izod                                J. Crew
         ------------------------------------------------------------
         Joe Boxer                           Jones Apparel Group
         ------------------------------------------------------------
         Kenneth Cole                        Laura Ashley
         ------------------------------------------------------------
         Lauren                              Liz Claiborne
         ------------------------------------------------------------
         LL Bean                             Mossimo
         ------------------------------------------------------------
         Nautica                             Nike
         ------------------------------------------------------------
         Old Navy                            Oscar
         ------------------------------------------------------------
         Perry Ellis                         Polo
         ------------------------------------------------------------
         Polo Sport                          Priamo
         ------------------------------------------------------------
         R.A.L.P.H.                          Ralph Lauren
         ------------------------------------------------------------
         Reebok                              Speedo
         ------------------------------------------------------------
         State o Maine                       Tahari
         ------------------------------------------------------------
         The Gap                             The Limited Companies
         ------------------------------------------------------------
         Victoria's Secret                   Wilke Rodriquez
         ------------------------------------------------------------



Any derivatives of the above-listed names are also deemed competitive.

                                   EXHIBIT K
                                   ---------

                            STATEMENT OF ROYALTIES
                            ----------------------





                        TOMMY HILFIGER LICENSING, INC.
                            STATEMENT OF ROYALTIES
                            ----------------------


                                                        FOR___________________

____TO____________19__
(QUARTER)


LICENSEE NAME____________________________________________

LICENSEE ADDRESS_________________________________________

_________________________________________________________

LICENSEE PRODUCT(S)______________________________________

---------------------------------------------------------------------------------------------------------------------------
CUSTOMER         INVOICE         ITEM            UNIT           NUMBER      GROSS     LESS            LESS      LESS

LESS             NET SALES       NET ROYALTY
NAME             NUMBER          STYLE NO.       WHOLESALE      SOLD        SALES     ALLOWANCES
MARKDOWNS        TRADE           RETURNS                                              AMOUNT
                                 PRICE                                                DISCOUNTS

---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

TOTALS

SEND STATEMENT TO:  TOMMY HILFIGER LICENSING, INC.
                    913 N. Market Street
                    Wilmington, Delaware  19801
                    U.S.A.

                    I CERTIFY THAT THE ABOVE IS ACCURATE

                    SIGNATURE_______________________________


TOMMY HILFIGER LICENSING, INC.           Page______ of ________
Date__________________

                                   EXHIBIT L
                                   ---------

                                 CERTIFICATION

                                   EXHIBIT M
                                   ---------




TOMMY HILFIGER LICENSING, INC.                     PAGE_______OF ______
                                                   DATE________________



FORM MUST BE SUBMITTED COMPLETED         SUBMIT TO THE ATTENTION OF:
                                         TOMMY HILFIGER LICENSING, INC.
                                         913 N. MARKET STREET
                                         WILMINGTON, DELAWARE 19801



NAME OF SUBLICENSEE_____________________________________________________________

LICENSED PRODUCT _______________________________________________________________

SUBLICENSEE'S
ADDRESS___________________________________________________________

EXPENDITURE\S REFLECT THE PERIOD _____ / _____ / _____ TO _____ /_____ /_____,
ALL TEARSHEETS AND ADVERTISING BILLS MUST ACCOMPANY THIS FORM.



DATE OF                  PUBLICATION OF            DOLLAR AMOUNT
ADVERTISING              TYPE OF ADVERTISING       Sublicensee SPENT
-----------              -------------------       ------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT N
                                   ---------

TOMMY HILFIGER LICENSING, INC.                        Page _________ of___
                                                      Date_________________

FORM MUST BE SUBMITTED COMPLETED         SUBMITTED TO THE ATTENTION OF:
                                         TOMMY HILFIGER LICENSING, INC.
                                         913 N. MARKET STREET
                                         WILMINGTON, DELAWARE 19801

                           ADVERTISING APPROVAL FORM

NAME OF LICENSEE__________________________________________________________

LICENSED PRODUCT__________________________________________________________

LICENSEE'S ADDRESS________________________________________________________

CIRCLE THE FORM OF ADVERTISING WHICH IS BEING SUBMITTED: LABEL, HANGTAG, BUSINESS CARDS, BUSINESS FORMS, RADIO SPOT, TV, FULL PAGE AD, 2 PAGE AD, PACKAGING, DISPLAY, OTHER.


                     PLACE ADVERTISING TO BE SUBMITTED HERE
                             OR AFFIX TO THIS PAGE

1) USE PERIOD            FROM        /    /      TO          /    /
                              ------------------    -----------------------

2) IF SUBMISSION IS LABELS OR HANGTAGS, PLEASE GIVE NAME AND ADDRESS OF
   SUPPLIER

____________________________________________________________________________

3) IF AD IS TO RUN IN A PUBLICATION, PLEASE GIVE NAME OF PUBLICATION
____________________________________________________________________________

APPROVED___________________                   DISAPPROVED___________________


COMMENTS________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


__________________                       ___________________________
SIGNATURE OF LICENSEE                    SIGNATURE OF LICENSOR


DATE RETURNED TO LICENSEE_______________